                                SUBJECT TO CHANGE

All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                                 $1,007,897,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR


                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                          CLASSES A-1, A-2, B, C AND D


--------------------------------------------------------------------------------
                                 SERIES 2004-C14
--------------------------------------------------------------------------------

                                   AUGUST 2004


                              Mortgage Loan Sellers
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION


                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                Special Servicer
                           ALLIED CAPITAL CORPORATION



                           [WACHOVIA SECURITIES LOGO]

GOLDMAN, SACHS & CO.                                     RBS GREENWICH CAPITAL

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and/or their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and/or all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
 Transaction Terms ....................................................    3
 Structure Overview ...................................................   10
 Structure Schematic ..................................................   11
Mortgage Pool Characteristics as of the Cut-Off Date
 General Characteristics ..............................................   13
 Property Type ........................................................   14
 Property Location ....................................................   15
 Cut-Off Date Balance of Mortgage Loans ...............................   16
 Mortgage Rate ........................................................   16
 Underwritten Debt Service Coverage Ratio .............................   16
 Cut-Off Date Loan-to-Value Ratio .....................................   16
 Maturity Date Loan-to-Value Ratio ....................................   16
 Original Term to Maturity or ARD .....................................   17
 Remaining Term to Maturity or ARD ....................................   17
 Original Amortization Term ...........................................   17
 Remaining Stated Amortization Term ...................................   17
 Seasoning ............................................................   17
 Prepayment Provisions Summary ........................................   17
 Prepayment Provision Based on Outstanding Principal Balance ..........   18


Twenty Largest Mortgage Loans .........................................   19
 Park Place Mall ......................................................   21
 BJB Portfolio ........................................................   27
 11 Madison Avenue ....................................................   35
 444 North Michigan Avenue ............................................   43
 Independence Plaza ...................................................   49
 FBI Field Office -- Baltimore, MD ....................................   55
 Barneys New York -- Beverly Hills, CA ................................   61
 1750 H Street ........................................................   67
 Aylesbury Farms Apartment Homes ......................................   73
 Kennedy Ridge Apartments .............................................   79
 Bel Villaggio, Phases I & II .........................................   84
 Cranbrook at Biltmore Park ...........................................   86
 Summer View at Sherman Oaks Apartments ...............................   88
 Valley Center Towers -- Phase I ......................................   90
 The Harrington Apartments ............................................   92
 Hot Springs Mall .....................................................   94
 Carriage Club Apartments .............................................   96
 Glasshouse Square Shopping Center ....................................   98
 Weston Commercial Center .............................................  100
 Elmbrook Plaza Shopping Center .......................................  102
Additional Mortgage Loan Information ..................................  104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED AUGUST 2, 2004.

ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class B,
                        Class C and Class D Certificates (the "Offered
                        Certificates") are offered publicly. All other
                        Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances
                        as of the Cut-Off Date, August 11, 2004 (or in the case of 1 Mortgage Loan, August 10, 2004, and in the case of 5 Mortgage Loans, August 1, 2004). All percentages presented herein are approximate.

MORTGAGE POOL           The Mortgage Pool consists of 81 Mortgage Loans (the
                        "Mortgage Loans") with an aggregate balance as of the Cut-Off Date of $1,097,030,350 (the "Cut-Off Date Pool
                        Balance"), subject to a variance of plus or minus 5%.
                        The Mortgage Loans are secured by 83 properties (the
                        "Mortgaged Properties") located throughout 25 states and the District of Columbia.

DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS   Wachovia Bank, National
                          Association ........... 90.6% of the Cut-Off Date
                                                    Pool Balance
                        Artesia Mortgage Capital
                          Corporation ........... 9.4% of the Cut-Off Date
                                                    Pool Balance

UNDERWRITERS            Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and
                        Greenwich Capital Markets, Inc.

TRUSTEE                 LaSalle Bank National Association

FISCAL AGENT            ABN AMRO Bank N.V.

MASTER SERVICER         Wachovia Bank, National Association; provided, however,
                        the 11 Madison Avenue Loan and its related companion loans will be serviced by Wachovia Bank, National
                        Association pursuant to the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust,
                        Commercial Mortgage Pass-Through Certificates, Series
                        2004-C10.

SPECIAL SERVICER        Allied Capital Corporation

RATING AGENCIES         Standard & Poor's Ratings Services, a division of The
                        McGraw-Hill Companies, Inc. ("S&P") and Moody's
                        Investors Service, Inc. ("Moody's").

DENOMINATIONS           $10,000 minimum for Offered Certificates.

CLOSING DATE            On or about August 25, 2004.

SETTLEMENT TERMS        Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE       The fourth business day following the related
                        Determination Date.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DETERMINATION DATE      The 11th day of each month, or if such 11th day is not a
                        business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in September 2004.

INTEREST DISTRIBUTIONS  Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class X-C and Class X-P Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical Class designation until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, but the Class A-1 and Class A-2 Certificates remain outstanding, payments of principal to the Class A-1 and Class A-2 Certificates will be made on a pro rata basis. Neither the Class X-C nor Class X-P Certificates will be entitled to distributions of principal. The Class MAD Certificates (see description on page 40) will only be entitled to receive distributions of principal and interest allocated to the 11 Madison Avenue Non-Pooled Component and the other certificates (other than the Class PP Certificates) will only be entitled to receive distributions of principal and interest allocated to the 11 Madison Avenue Pooled Component. The Class PP Certificates (see description on page 25) will only be entitled to receive distributions of principal and interest collected in respect of the Park Place Mall Subordinate Loan and the other certificates will only be entitled to receive distributions of principal and interest allocated to the Park Place Mall Loan.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1 and Class A-2 Certificates; provided, however, that (a) Realized Losses and Additional Trust Fund Expenses on the 11 Madison Avenue Loan will first be allocated to the Class MAD Certificates, and (b) Realized Losses and Additional Trust Fund Expenses on the Park Place Mall Whole Loan will first be allocated to the Class PP Certificates.



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
  AND YIELD MAINTENANCE  actually collected during the related collection period
  CHARGES                in which the prepayment occurred will be distributed to
                         Certificateholders on the related Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class E, Class
                         F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant
                         Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid
                         Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution
                         Amount for such Distribution Date, provided, however, Yield Maintenance Charges received in respect of the 11
                         Madison Avenue Loan and allocable to the 11 Madison
                         Avenue Non-Pooled Component will be distributed solely to the holders of the Class MAD Certificates and Yield
                         Maintenance Charges received in respect of the Park
                         Place Mall Subordinate Loan will be distributed to the holders of the Class PP Certificates.

                         The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class X-C Certificates.

ADVANCES The Master Servicer and, if it fails to do so, the Trustee, and, if it fails to do so, the Fiscal Agent, will be obligated to make P&I Advances (but with respect to the Park Place Mall Subordinate Loan and the 11 Madison Avenue Non-Pooled Component, solely the interest portion of P&I Advances) and Servicing Advances (except with respect to the 11 Madison Avenue Loan for which Servicing Advances shall be made by the 2004-C10 Master Servicer), including delinquent property taxes and insurance, on the Mortgage Loans, but only to the extent that such Advances are deemed recoverable and, in the case of P&I Advances, subject to Appraisal Reductions that may occur.

                         With respect to the 11 Madison Avenue Loan (including P&I Advances on the 11 Madison Avenue Non-Pooled Component), the master servicer under the 2004-C10 pooling and servicing agreement, or, if it fails to do so, the trustee under the 2004-C10 pooling agreement, is required to make P&I Advances. In the event that the 2004-C10 Master Servicer and 2004-C10 Trustee fail to make P&I Advances, the Master Servicer and, if it fails to do so, the Trustee, and if it fails to do so, the Fiscal Agent, will be required to make P&I Advances (with respect to the 11 Madison Avenue Non-Pooled Component, solely the interest portion of P&I Advances) with respect to the 11 Madison Avenue Loan.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS     An appraisal reduction generally will be created in the
                         amount, if any, by which the principal balance of a Required Appraisal Loan (including the Park Place Mall
                         Subordinate Loan and, with respect to the 11 Madison
                         Avenue Loan, any pari passu companion loans and the 11
                         Madison Avenue Non-Pooled Component) (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related
                         Mortgaged Property plus all escrows and reserves
                         (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal
                         Reduction Amount for a given Mortgage Loan (including the Park Place Mall Whole Loan and the 11 Madison
                         Avenue Non-Pooled Component), the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes (provided that with respect to any Appraisal Reduction Amount related to the 11 Madison Avenue Loan, such amounts will be allocated first to the Class MAD Certificates prior to any allocation to the 11 Madison Avenue Pooled
                         Component and with respect to the Park Place Mall Whole
                         Loan, such amounts will be allocated first to the Park
                         Place Mall Subordinate Loan prior to any allocation to the Park Place Mall Loan). An Appraisal Reduction will be reduced to zero as of the date the related Mortgage
                         Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

OPTIONAL TERMINATION     The Master Servicer, the Special Servicer and certain
                         Certificateholders will have the option to terminate the Trust in whole, but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans (including the 11 Madison Avenue
                         Non-Pooled Component and the Park Place Mall
                         Subordinate Loan) then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (including the 11 Madison Avenue Non-Pooled Component and the Park
                         Place Mall Subordinate Loan) (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS        The Class of Sequential Pay Certificates (a) which
                         bears the latest alphabetical Class designation and (b) the Certificate Balance of which is greater than 25% of its original Certificate Balance; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

CONTROLLING CLASS        With respect to the Mortgage Loans other than the 11
  REPRESENTATIVE         Madison Avenue Loan and the Park Place Mall Loan, the
                         representative appointed by the holder of the majority of the Class Principal Balance of the Controlling
                         Class. With respect to the 11 Madison Avenue Loan, the representative appointed by the holder of a majority of the Class MAD Certificates so long as the Component
                         Principal Balance of the 11 Madison Avenue Non-Pooled
                         Component is greater than 25% of its original Component
                         Principal Balance and thereafter, the party referred to in the previous sentence. If no Park Place Mall Control
                         Appraisal Period exists, the Class PP
                         Certificateholders and the Park Place Mall
                         Representative will exercise controlling class rights and if a Park Place Mall Control Appraisal Period exists, the Controlling Class Representative will exercise such rights.

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX The Offered Certificates will be treated as regular interests in a REMIC.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                          WACHOVIA CAPITAL MARKETS, LLC

                             William Cohane
                             (704) 374-6161 (Phone)
                             (704) 715-0066 (Fax)

                             Scott Fuller
                             (704) 715-8440 (Phone)
                             (704) 715-1214 (Fax)

                             Bill White
                             (704) 715-8440 (Phone)
                             (704) 715-1214 (Fax)

                             Chris Campbell
                             (704) 715-8440 (Phone)
                             (704) 715-1214 (Fax)

        GOLDMAN, SACHS & CO.                    GREENWICH CAPITAL MARKETS, INC.

        Bunty Bohra                             Chris McCormack
        (212) 902-7645 (Phone)                  (203) 625-2900 (Phone)
        (212) 902-1691 (Fax)                    (203) 618-2052 (Fax)

        Scott Wisenbaker                        Perry Gershon
        (212) 902-2858 (Phone)                  (203) 618-2267 (Phone)
        (212) 346-3594 (Fax)                    (203) 618-2134 (Fax)

        Omar Chaudhary                          Andy Snow
        (212) 902-6610 (Phone)                  (205) 625-2775 (Phone)
        (212) 902-1691 (Fax)                    (203) 618-2134 (Fax)


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------




                       THIS PAGE INTENTIONALLY LEFT BLANK




This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

           EXPECTED
            RATINGS                         APPROX.                                                ASSUMED
        ---------------                      % OF         APPROX.      WEIGHTED                     FINAL
                          CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE      PRINCIPAL   DISTRIBUTION
CLASS    S&P   MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)    WINDOW(2)      DATE(2)    RATE TYPE
------- ----- --------- --------------- -------------- ------------ -------------- ------------- ------------- ---------
  A-1    AAA     Aaa     $534,414,000      48.715%       13.625%         5.70       09/04-01/14     01/15/14      Fixed
  A-2    AAA     Aaa     $413,146,000      37.660%       13.625%         9.81       01/14-08/14     08/15/14    Fixed (3)
  B       AA     Aa2     $ 28,797,000       2.625%       11.000%         9.97       08/14-08/14     08/15/14    Fixed (3)
  C      AA-     Aa3     $ 13,713,000       1.250%        9.750%         9.97       08/14-08/14     08/15/14    Fixed (3)
  D       A       A2     $ 17,827,000       1.625%        8.125%         9.97       08/14-08/14     08/15/14    Fixed (3)

NON-OFFERED CERTIFICATES

                     EXPECTED
                     RATINGS                             APPROX.                                             ASSUMED
                 ----------------                         % OF       APPROX.      WEIGHTED                    FINAL
                                       CERTIFICATE    CUT-OFF DATE    CREDIT       AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS              S&P   MOODY'S        BALANCE(1)    POOL BALANCE   SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
---------------- ------ --------- ------------------- ------------ ----------- -------------- ----------- ------------- -----------
 E(4)              A-       A3      $   10,970,000       1.000%      7.125%          (4)            (4)           (4)      WAC (5)
 F (4)            BBB+     Baa1     $   12,342,000       1.125%      6.000%          (4)            (4)           (4)      WAC (6)
 G (4)             BBB     Baa2     $   12,342,000       1.125%      4.875%          (4)            (4)           (4)      WAC (6)
 H (4)            BBB-     Baa3     $   15,084,000       1.375%      3.500%          (4)            (4)           (4)      WAC (6)
 J (4)             BB+     Ba1      $    2,743,000       0.250%      3.250%          (4)            (4)           (4)     Fixed (3)
 K (4)             BB      Ba2      $    4,114,000       0.375%      2.875%          (4)            (4)           (4)     Fixed (3)
 L (4)             BB-     Ba3      $    6,856,000       0.625%      2.250%          (4)            (4)           (4)     Fixed (3)
 M (4)             B+       B1      $    2,743,000       0.250%      2.000%          (4)            (4)           (4)     Fixed (3)
 N (4)              B       B2      $    2,743,000       0.250%      1.750%          (4)            (4)           (4)     Fixed (3)
 O (4)             B-       B3      $    2,743,000       0.250%      1.500%          (4)            (4)           (4)     Fixed (3)
 P (4)             NR       NR      $   16,453,349       1.500%      0.000%          (4)            (4)           (4)     Fixed (3)
 Class MAD (4)    BBB-     Baa2     $   13,555,555        N/A          N/A           (4)            (4)           (4)      Variable
 Class PP (4)     BBB-     Baa3     $   39,958,978        N/A          N/A           (4)            (4)           (4)      Variable
 X-C (4)           AAA     Aaa      $1,097,030,349(7)     N/A          N/A          N/A            N/A            (4)      Variable
 X-P (4)           AAA     Aaa      $1,057,622,000(7)     N/A          N/A          N/A            N/A            (4)      Variable

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations" in the preliminary prospectus supplement.

(3) The pass-through rates applicable to the Class A-2, Class B, Class C, Class D, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(4) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(5) The pass-through rate applicable to the Class E Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate for such date less % per annum.

(6) The pass-through rate applicable to the Class F, Class G and Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(7) The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                              STRUCTURAL OVERVIEW

                     Note: Classes are not drawn to scale.

                               ADMINISTRATIVE FEE
                               [GRAPHIC OMITTED]

                                       X-C
-------------------------------------------------------------------------------
                               X-P
-------------------------------------------------------------------
Class A-1      Class A-2      Class B       Class C       Class D      Class E
 AAA/Aaa        AAA/Aaa        AA/Aa2       AA-/Aa3        A/A2         A-/A3


Class F        Class G         Class H                                           Initial
BBB+/Baa1      BBB/Baa2       BBB-/Baa3                                            WAC

                                       X-C
--------------------------------------------------------------------------------
   X-P
---------
Class J     Class K    Class L     Class M      Class N     Class O     Class P
BB+/Ba1     BB/Ba2     BB-/Ba3      B+/B1         B/B2        B-/B3      NR/NR

                                      NOTES

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------





                       THIS PAGE INTENTIONALLY LEFT BLANK





This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                                 ALL
GENERAL CHARACTERISTICS                                                                     MORTGAGE LOANS
-----------------------------------------------------------------------------------------------------------
 Number of Mortgage Loans .................................................................              81
 Number of Crossed Loan Pools .............................................................               2
 Number of Mortgaged Properties ...........................................................              83
 Aggregate Balance of all Mortgage Loans ..................................................  $1,097,030,350
 Number of Mortgage Loans with Balloon Payments (1) .......................................              36
 Aggregate Balance of Mortgage Loans with Balloon Payments (1) ............................  $  467,252,528
 Number of Mortgage Loans with Anticipated Repayment Date .................................              40
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date ......................  $  506,983,684
 Number of Fully Amortizing Mortgage Loans ................................................               3
 Aggregate Balance of Fully Amortizing Mortgage Loans .....................................  $    7,294,137
 Number of Interest Only Mortgage Loans ...................................................               2
 Aggregate Balance of Interest Only Mortgage Loans ........................................  $  115,500,000
 Average Balance of Mortgage Loans ........................................................  $   13,543,585
 Minimum Balance of Mortgage Loans ........................................................  $      940,105
 Maximum Balance of Mortgage Loans ........................................................  $  149,846,169
 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans(2).  $  111,152,524
 Weighted Average LTV ratio ...............................................................            70.0%
 Minimum LTV ratio ........................................................................            38.6%
 Maximum LTV ratio ........................................................................            80.0%
 Weighted Average DSCR ....................................................................            1.50x
 Minimum DSCR .............................................................................            1.20x
 Maximum DSCR .............................................................................            2.94x
 Weighted Average LTV at Maturity or Anticipated Repayment Date ...........................            61.9%
 Weighted Average Mortgage Loan interest rate .............................................           5.612%
 Range of Mortgage Loan interest rates ....................................................    4.990%-8.700%
 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) .......             101
 Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ...............        58 - 240
-----------------------------------------------------------------------------------------------------------

---------
(1) Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest only for their entire term.

(2) Consists of a group of 10 individual Mortgage Loans (loan numbers 10, 11, 14, 21, 22, 51, 57, 75, 79 and 80).

* One Mortgage Loan, representing 7.5% of the Cut-Off Date Pool Balance, represents the senior component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 14.3% of the Cut-Off Date Pool Balance, are part of a split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                            Office             32.7%
                            Retail             32.6%
                            Multifamily        27.2%
                            Self Storage        2.9%
                            Mobile Home Park    2.4%
                            Mixed Use           1.2%
                            Hospitality         0.9%
                            Land                0.1%

PROPERTY TYPE

                                                    AGGREGATE       % OF
                                   NUMBER OF         CUT-OFF       INITIAL   WEIGHTED
                                   MORTGAGED           DATE          POOL     AVERAGE
         PROPERTY TYPE           PROPERTIES(1)       BALANCE       BALANCE     DSCR
=======================================================================================
 Office                                17        $  358,910,710      32.7%     1.72x
---------------------------------------------------------------------------------------
 Retail                                28           357,097,784      32.6      1.47x
---------------------------------------------------------------------------------------
  Retail - Anchored                    17           273,568,806      24.9      1.52x
---------------------------------------------------------------------------------------
  Retail - Shadow Anchored(2)           5            60,185,146       5.5      1.26x
---------------------------------------------------------------------------------------
  Retail - Unanchored                   6            23,343,832       2.1      1.44x
---------------------------------------------------------------------------------------
 Multifamily                           27           298,827,406      27.2      1.26x
---------------------------------------------------------------------------------------
 Self Storage                           4            31,944,610       2.9      1.72x
---------------------------------------------------------------------------------------
 Mobile Home Park                       3            25,920,000       2.4      1.27x
---------------------------------------------------------------------------------------
 Mixed Use                              1            12,989,840       1.2      1.29x
---------------------------------------------------------------------------------------
 Hospitality                            2             9,740,000       0.9      1.68x
---------------------------------------------------------------------------------------
 Land(3)                                1             1,600,000       0.1      1.77x
---------------------------------------------------------------------------------------
                                       83        $1,097,030,350     100.0%     1.50X
=======================================================================================


                                                      WEIGHTED
                                                      AVERAGE         MIN/MAX
                                                      CUT-OFF         CUT-OFF       WEIGHTED
                                    MIN/MAX             DATE           DATE          AVERAGE
         PROPERTY TYPE               DSCR            LTV RATIO       LTV RATIO    MORTGAGE RATE
================================================================================================
 Office                           1.20x/2.94x          64.9%       51.5%/ 80.0%       5.675%
------------------------------------------------------------------------------------------------
 Retail                           1.20x/1.70x          69.4%       52.1%/ 80.0%       5.551%
------------------------------------------------------------------------------------------------
  Retail - Anchored               1.20x/1.70x          68.4%       58.8%/ 80.0%       5.395%
------------------------------------------------------------------------------------------------
  Retail - Shadow Anchored(2)     1.21x/1.44x          73.8%       52.1%/ 80.0%       5.907%
------------------------------------------------------------------------------------------------
  Retail - Unanchored             1.26x/1.62x          69.4%       60.9%/ 78.1%       6.471%
------------------------------------------------------------------------------------------------
 Multifamily                      1.20x/1.69x          77.0%       63.6%/ 80.0%       5.521%
------------------------------------------------------------------------------------------------
 Self Storage                     1.60x/2.44x          64.0%       38.6%/ 69.1%       5.826%
------------------------------------------------------------------------------------------------
 Mobile Home Park                 1.22x/1.33x          79.2%       78.8%/ 80.0%       5.616%
------------------------------------------------------------------------------------------------
 Mixed Use                        1.29x/1.29x          71.4%       71.4%/ 71.4%       6.220%
------------------------------------------------------------------------------------------------
 Hospitality                      1.49x/1.79x          60.6%       58.7%/ 63.9%       6.732%
------------------------------------------------------------------------------------------------
 Land(3)                          1.77x/1.77x          53.3%       53.3%/ 53.3%       5.920%
------------------------------------------------------------------------------------------------
                                  1.20x/2.94x          70.0%       38.6%/ 80.0%       5.612%
================================================================================================

(1) Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

(2) A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(3) Specifically, the fee interest in land which the ground tenant has improved and leased as an anchored retail building. The retail building is not part of the loan collateral, and the source of funds for loan repayment is the ground rent payments made to the borrower.

* One Mortgage Loan, representing 7.5% of the Cut-Off Date Pool Balance, represents the senior component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 14.3% of the Cut-Off Date Pool Balance, are part of a split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                            Northern           3.1%
                            Southern          10.9%
                            CA                14.0%
                            AZ                13.7%
                            CO                 6.7%
                            IL                16.6%
                            NY                 9.1%
                            NC                 5.9%
                            GA                 5.0%

                OTHER STATES: 28.9% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION

                                                                                WEIGHTED
                                     AGGREGATE          % OF                    AVERAGE
                    NUMBER OF         CUT-OFF         INITIAL     WEIGHTED      CUT-OFF        WEIGHTED
                    MORTGAGED           DATE            POOL       AVERAGE        DATE          AVERAGE
     STATES        PROPERTIES        BALANCE(2)       BALANCE       DSCR       LTV RATIO     MORTGAGE RATE
===========================================================================================================
 IL                    11         $  182,652,524      16.6%         1.41x        73.1%         5.449%
-----------------------------------------------------------------------------------------------------------
 CA                    13            153,267,943      14.0          1.38x        71.1%         5.855%
-----------------------------------------------------------------------------------------------------------
  Southern(1)           9            119,571,969      10.9          1.34x        72.0%         5.916%
-----------------------------------------------------------------------------------------------------------
  Northern(1)           4             33,695,974       3.1          1.51x        68.1%         5.638%
-----------------------------------------------------------------------------------------------------------
 AZ                     1            149,846,169      13.7          1.64x        63.8%         5.150%
-----------------------------------------------------------------------------------------------------------
 NY                     3            100,228,448       9.1          1.71x        58.7%         5.423%
-----------------------------------------------------------------------------------------------------------
 CO                     2             73,973,130       6.7          2.25x        61.4%         5.319%
-----------------------------------------------------------------------------------------------------------
 NC                     6             64,750,000       5.9          1.27x        76.1%         5.531%
-----------------------------------------------------------------------------------------------------------
 GA                     3             55,090,934       5.0          1.28x        78.7%         5.562%
-----------------------------------------------------------------------------------------------------------
 Other                 44            317,221,202      28.9          1.38x        73.3%         5.960%
-----------------------------------------------------------------------------------------------------------
                       83         $1,097,030,350     100.0%         1.50X        70.0%         5.612%
===========================================================================================================

o THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 25 STATES AND THE DISTRICT OF COLUMBIA.

(1) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

(2) Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

* One Mortgage Loan, representing 7.5% of the Cut-Off Date Pool Balance, represents the senior component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 14.3% of the Cut-Off Date Pool Balance, are part of a split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------


CUT-OFF DATE BALANCE OF MORTGAGE LOANS

--------------------------------------------------------------------------------
                                                                      % OF
           RANGE OF              NUMBER OF         AGGREGATE         INITIAL
           CUT-OFF                MORTGAGE        CUT-OFF DATE        POOL
        DATE BALANCES              LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
(less than) $2,000,000               7         $     9,860,624         0.9%
$2,000,001 - $3,000,000              6              15,335,565         1.4
$3,000,001 - $4,000,000              9              30,573,200         2.8
$4,000,001 - $5,000,000              2               8,302,722         0.8
$5,000,001 - $6,000,000              8              45,162,691         4.1
$6,000,001 - $7,000,000              7              46,009,833         4.2
$7,000,001 - $8,000,000              3              22,308,484         2.0
$8,000,001 - $9,000,000              7              60,030,589         5.5
$9,000,001 - $10,000,000             2              19,850,000         1.8
$10,000,001 - $15,000,000           14             179,625,643        16.4
$15,000,001 - $20,000,000            5              85,249,982         7.8
$20,000,001 - $25,000,000            1              20,143,496         1.8
$25,000,001 - 430,000,000            2              59,931,351         5.5
$30,000,001 - $35,000,000            1              33,000,000         3.0
$35,000,001 - $40,000,000            2              72,400,000         6.6
$40,000,001 - $45,000,000            2              85,900,000         7.8
$70,000,001 - $75,000,000            1              71,500,000         6.5
$80,000,001 - $149,846,169           2             231,846,169        21.1
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: $940,105          MAX:  $149,846,169      WTD. AVERAGE:  $13,543,585
--------------------------------------------------------------------------------


UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

--------------------------------------------------------------------------------
                                                                      % OF
    RANGE OF                      NUMBER OF        AGGREGATE         INITIAL
  UNDERWRITTEN                    MORTGAGE        CUT-OFF DATE        POOL
      DSCRS                        LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
1.20x - 1.24x                       14         $   198,230,597        18.1%
1.25x - 1.29x                       19             233,073,274        21.2
1.30x - 1.34x                       10              82,053,657         7.5
1.35x - 1.39x                       10              53,341,478         4.9
1.40x - 1.44x                        6              66,304,582         6.0
1.45x - 1.49x                        6              52,310,946         4.8
1.50x - 1.54x                        1               3,094,137         0.3
1.55x - 1.59x                        2               7,183,665         0.7
1.60x - 1.64x                        4             172,988,014        15.8
1.65x - 1.69x                        2              72,900,000         6.6
1.70x - 1.74x                        1               9,850,000         0.9
1.75x - 1.79x                        2               7,700,000         0.7
1.80x - 1.84x                        2              92,300,000         8.4
2.30x - 2.94x                        2              45,700,000         4.2
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 1.20X              MAX: 2.94X              WTD. AVERAGE:  1.50X
--------------------------------------------------------------------------------


MORTGAGE RATE

--------------------------------------------------------------------------------
                                                                      % OF
                                  NUMBER OF        AGGREGATE         INITIAL
     RANGE OF                     MORTGAGE        CUT-OFF DATE        POOL
  MORTGAGE RATES                   LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
4.990% - 5.249%                     11         $   258,531,512        23.6%
5.250% - 5.499%                     10             206,598,974        18.8
5.500% - 5.749%                     15             256,498,429        23.4
5.750% - 5.999%                     22             196,143,698        17.9
6.000% - 6.249%                     12             129,442,436        11.8
6.250% - 6.499%                      5              21,978,129         2.0
6.500% - 6.749%                      3              20,202,007         1.8
7.000% - 7.249%                      1               3,640,000         0.3
8.250% - 8.499%                      1               3,055,058         0.3
8.500% - 8.700%                      1                 940,105         0.1
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 4.990%               MAX: 8.700%               WTD. AVERAGE: 5.612%
--------------------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------
     RANGE OF                                                         % OF
     CUT-OFF                      NUMBER OF        AGGREGATE         INITIAL
       DATE                       MORTGAGE        CUT-OFF DATE        POOL
    LTV RATIOS                     LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
38.60% - 40.00%                      1         $     1,700,000         0.2%
50.01% - 55.00%                      4             130,100,000        11.9
55.01% - 60.00%                      4              29,344,137         2.7
60.01% - 65.00%                      8             243,431,332        22.2
65.01% - 70.00%                     11              71,936,973         6.6
70.01% - 75.00%                     17             190,197,984        17.3
75.01% - 80.00%                     36             430,319,924        39.2
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 38.6%               MAX: 80.0%               WTD. AVERAGE:  70.0%
--------------------------------------------------------------------------------


MATURITY DATE LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------
                                                                      % OF
       RANGE OF                   NUMBER OF        AGGREGATE         INITIAL
 MATURITY DATE OR ARD             MORTGAGE        CUT-OFF DATE        POOL
 LOAN-TO-VALUE RATIOS              LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
0.00% - 5.00%                        3         $     7,294,137         0.7%
30.01% - 40.00%                      1               6,993,523         0.6
40.01% - 50.00%                      3               9,100,000         0.8
50.01% - 55.00%                     10             182,123,356        16.6
55.01% - 60.00%                     14             254,329,439        23.2
60.01% - 65.00%                     13             209,995,013        19.1
65.01% - 70.00%                     23             241,878,843        22.0
70.01% - 74.50%                     14             185,316,039        16.9
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 0.0%               MAX: 74.5%               WTD. AVERAGE:  61.9%
--------------------------------------------------------------------------------

* One Mortgage Loan, representing 7.5% of the Cut-Off Date Pool Balance, represents the senior component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 14.3% of the Cut-Off Date Pool Balance, are part of a split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------


ORIGINAL TERM TO MATURITY OR ARD

--------------------------------------------------------------------------------
   RANGE OF
   ORIGINAL
    TERMS                                                             % OF
 TO MATURITY                      NUMBER OF        AGGREGATE         INITIAL
    OR ARD                        MORTGAGE        CUT-OFF DATE        POOL
   (MONTHS)                        LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
0 - 60                              13         $   151,122,354        13.8%
61 - 84                              8             251,001,456        22.9
85 - 108                             1              41,900,000         3.8
109 - 120                           53             632,223,821        57.6
121 - 156                            1               3,055,058         0.3
169 - 180                            1               3,440,000         0.3
205 - 216                            1               1,700,000         0.2
229 - 240                            3              12,587,660         1.1
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 60                       MAX: 240                  WTD. AVERAGE:  102
--------------------------------------------------------------------------------


ORIGINAL AMORTIZATION TERM

--------------------------------------------------------------------------------
    RANGE OF
    ORIGINAL                                                          % OF
  AMORTIZATION                    NUMBER OF        AGGREGATE         INITIAL
      TERMS                       MORTGAGE        CUT-OFF DATE        POOL
    (MONTHS)                       LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
193 - 228                            1         $     1,700,000         0.2%
229 - 264                            3               9,234,137         0.8
265 - 300                            9              83,199,668         7.6
301 - 348                            2              14,993,523         1.4
349 - 360(1)                        64             872,403,021        79.5
Non-amortizing                       2             115,500,000        10.5
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 216                      MAX: 360                  WTD. AVERAGE:  353(2)
--------------------------------------------------------------------------------

(1) Includes 1 Mortgage Loan, representing 3.8% of the Cut-Off Date Pool Balance, that provides for fixed monthly payments of principal and interest for the first 12 months on a 20-year amortization schedule, interest-only payments for months 13 through 36, and thereafter, fixed monthly payments of principal and interest on a 30-year amortization schedule.

(2)   Excludes the non-amortizing loans.


SEASONING

--------------------------------------------------------------------------------
                                                                      % OF
                                  NUMBER OF        AGGREGATE         INITIAL
 SEASONING                        MORTGAGE        CUT-OFF DATE        POOL
  (MONTHS)                         LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
0 - 12                              79         $ 1,093,035,186        99.6%
37 - 48                              2               3,995,163         0.4
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 0                         MAX: 47                    WTD. AVERAGE:  2
--------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.


REMAINING TERM TO MATURITY OR ARD

--------------------------------------------------------------------------------
   RANGE OF
  REMAINING
    TERMS                                                             % OF
 TO MATURITY                      NUMBER OF        AGGREGATE         INITIAL
    OR ARD                        MORTGAGE        CUT-OFF DATE        POOL
   (MONTHS)                        LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
0 - 60                              13         $   151,122,354        13.8%
61 - 84                              9             251,941,560        23.0
85 - 108                             2              44,955,058         4.1
109 - 120                           52             631,283,716        57.5
169 - 180                            1               3,440,000         0.3
205 - 216                            1               1,700,000         0.2
229 - 240                            3              12,587,660         1.1
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 58                       MAX: 240                  WTD. AVERAGE:  101
--------------------------------------------------------------------------------


REMAINING STATED AMORTIZATION TERM

--------------------------------------------------------------------------------
    RANGE OF                                                          % OF
    REMAINING                     NUMBER OF        AGGREGATE         INITIAL
  AMORTIZATION                    MORTGAGE        CUT-OFF DATE        POOL
 TERMS (MONTHS)                    LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
193 - 228                            1         $     1,700,000         0.2%
229 - 264                            4              12,289,195         1.1
265 - 300                            8              80,144,610         7.3
301 - 348                            3              15,933,628         1.5
349 - 360(1)                        63             871,462,916        79.4
Non-amortizing                       2             115,500,000        10.5
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------
MIN: 216                      MAX: 360                  WTD. AVERAGE:  352(2)
--------------------------------------------------------------------------------

(1) Includes 1 Mortgage Loan, representing 3.8% of the Cut-Off Date Pool Balance, that provides for fixed monthly payments of principal and interest for the first 12 months on a 20-year amortization schedule, interest-only payments for months 13 through 36, and thereafter, fixed monthly payments of principal and interest on a 30-year amortization schedule.

(2)   Excludes the non-amortizing loans.


PREPAYMENT PROVISIONS SUMMARY

--------------------------------------------------------------------------------
                                                                      % OF
                                  NUMBER OF        AGGREGATE         INITIAL
      PREPAYMENT                  MORTGAGE        CUT-OFF DATE        POOL
      PROVISIONS                   LOANS            BALANCE          BALANCE
--------------------------------------------------------------------------------
Lockout/Defeasance                  75         $ 1,054,133,580        96.1%
Lockout/Yield
Maintenance                          6              42,896,770         3.9
--------------------------------------------------------------------------------
                                    81         $ 1,097,030,350       100.0%
--------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)

PREPAYMENT ANALYSIS

DATE                                  AUGUST-2004     AUGUST-2005     AUGUST-2006     AUGUST-2007     AUGUST-2008
===================================================================================================================
 % Lockout                               100.00%          99.10%          41.01%          35.84%           1.40%
-------------------------------------------------------------------------------------------------------------------
 % Defeasance                              0.00            0.00           56.52           61.70           96.15
-------------------------------------------------------------------------------------------------------------------
 % Yield Maintenance                       0.00            0.90            2.47            2.46            2.45
-------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                      0.00            0.00            0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------
 % Open                                    0.00            0.00            0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------
 Total                                   100.00%         100.00%         100.00%         100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)    $ 1,097.03      $ 1,087.48      $ 1,076.86      $ 1,065.14      $ 1,052.02
-------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance               100.00%          99.13%          98.16%          97.09%          95.90%
===================================================================================================================


DATE                                 AUGUST-2009   AUGUST-2010   AUGUST-2011   AUGUST-2012   AUGUST-2013   AUGUST-2014
=======================================================================================================================
 % Lockout                               0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
-----------------------------------------------------------------------------------------------------------------------
 % Defeasance                           81.08         95.85         95.00         95.42         89.73         92.77
-----------------------------------------------------------------------------------------------------------------------
 % Yield Maintenance                     3.42          4.03          4.59          4.58          4.85          7.23
-----------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                    0.00          0.00          0.00          0.00          0.00          0.00
-----------------------------------------------------------------------------------------------------------------------
 % Open                                 15.50          0.12          0.41          0.00          5.41          0.00
-----------------------------------------------------------------------------------------------------------------------
 Total                                 100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
-----------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)    $ 893.40      $ 743.06      $ 639.94      $ 626.19      $ 577.12       $ 13.34
-----------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance              81.44%        67.73%        58.33%        57.08%        52.61%         1.22%
=======================================================================================================================

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Based on the assumptions set forth in footnote (1) above, after August 2014, the outstanding loan balances represent less than 1.22% of the Cut-Off Date Pool Balance.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                     NUMBER OF
                                                     MORTGAGE                      % OF
                                                      LOANS /                    CUT-OFF
                                         MORTGAGE    NUMBER OF                     DATE
                                           LOAN      MORTGAGED   CUT-OFF DATE      POOL
               LOAN NAME                  SELLER    PROPERTIES    BALANCE(1)     BALANCE
======================================= ========== ============ ============== ===========
 Park Place Mall ...................... Wachovia       1/1       $149,846,169      13.7%
 BJB Portfolio ........................ Wachovia      10/10       111,152,524      10.1
 11 Madison Avenue .................... Wachovia       1/1         82,000,000       7.5
 444 North Michigan Avenue ............ Wachovia       1/1         71,500,000       6.5
 Independence Plaza ................... Wachovia       1/1         44,000,000       4.0
 FBI Field Office - Baltimore, MD .....  Artesia       1/1         41,900,000       3.8
 Barneys New York -
  Beverly Hills, CA ................... Wachovia       1/1         37,000,000       3.4
 1750 H Street ........................ Wachovia       1/1         35,400,000       3.2
 Aylesbury Farms Apartment Homes ...... Wachovia       1/1         33,000,000       3.0
 Kennedy Ridge Apartments ............. Wachovia       1/1         29,973,130       2.7
-------------------------------------------------------------------------------------------
                                                      19/19      $635,771,823      58.0%
===========================================================================================


 Bel Villaggio, Phases I & II ......... Wachovia       1/1       $ 17,985,042       1.6%
 Cranbrook at Biltmore Park ........... Wachovia       1/1         17,800,000       1.6
 Summer View at Sherman Oaks
  Apartments .......................... Wachovia       1/1         16,000,000       1.5
 Valley Center Towers - Phase I ....... Wachovia       1/1         16,000,000       1.5
 The Harrington Apartments ............ Wachovia       1/1         15,000,000       1.4
 Hot Springs Mall ..................... Wachovia       1/1         15,000,000       1.4
 Carriage Club Apartments ............. Wachovia       1/1         14,900,000       1.4
 Glasshouse Square Shopping
  Center .............................. Wachovia       1/1         14,487,259       1.3
 Weston Commercial Center ............. Wachovia       1/1         12,989,840       1.2
 Elmbrook Plaza Shopping Center ....... Wachovia       1/1         12,850,000       1.2
----------------------------------------------------------------------------------------
                                                      10/10      $153,012,140      13.9%
========================================================================================
                                                      29/29      $788,783,963      71.9%
========================================================================================

                                                                                              CUT-OFF      LTV       WEIGHTED
                                                                        BALANCE                DATE      RATIO AT    AVERAGE
                                                  PROPERTY              PER SF/                 LTV      MATURITY    MORTGAGE
               LOAN NAME                            TYPE                UNIT(2)    DSCR(2)   RATIO(2)   OR ARD(2)      RATE
======================================= ============================ ============ ========= ========== =========== ===========
 Park Place Mall ...................... Retail - Anchored             $     321    1.64x       63.8%       58.5%       5.150%
 BJB Portfolio ........................ Multifamily - Conventional    $ 115,303    1.23x       78.3%       70.0%       5.300%
 11 Madison Avenue .................... Office - CBD                  $     164    1.81x       54.7%       50.6%       5.304%
 444 North Michigan Avenue ............ Office - CBD                  $     140    1.69x       65.0%       65.0%       5.680%
 Independence Plaza ................... Office - CBD                  $      78    2.94x       51.5%       51.5%       5.060%
 FBI Field Office - Baltimore, MD ..... Office - Suburban             $     269    1.42x       75.1%       66.6%       6.240%
 Barneys New York -
  Beverly Hills, CA ................... Retail - Shadow Anchored      $     322    1.27x       74.0%       62.3%       5.780%
 1750 H Street ........................ Office - CBD                  $     318    1.26x       74.5%       58.5%       5.600%
 Aylesbury Farms Apartment Homes ...... Multifamily - Conventional    $  86,842    1.31x       80.0%       74.5%       5.660%
 Kennedy Ridge Apartments ............. Multifamily - Conventional    $  31,255    1.23x       76.1%       70.9%       5.700%
------------------------------------------------------------------------------------------------------------------------------
                                                                                   1.59X       67.8%       61.9%       5.436%
==============================================================================================================================


 Bel Villaggio, Phases I & II ......... Retail - Shadow Anchored      $     233    1.21x       76.5%       64.9%       5.990%
 Cranbrook at Biltmore Park ........... Multifamily - Conventional    $  64,493    1.24x       78.1%       68.7%       5.710%
 Summer View at Sherman Oaks
  Apartments .......................... Multifamily - Conventional    $  94,675    1.23x       78.1%       70.4%       5.910%
 Valley Center Towers - Phase I ....... Office - Suburban             $     129    1.25x       73.3%       63.9%       6.200%
 The Harrington Apartments ............ Multifamily - Conventional    $  52,083    1.28x       72.8%       68.5%       5.150%
 Hot Springs Mall ..................... Retail - Anchored             $      47    1.49x       74.3%       63.2%       6.120%
 Carriage Club Apartments ............. Multifamily - Conventional    $  55,597    1.29x       75.1%       70.6%       5.150%
 Glasshouse Square Shopping
  Center .............................. Retail - Anchored             $     142    1.46x       65.9%       55.5%       5.775%
 Weston Commercial Center ............. Mixed Use - Office/Flex       $     116    1.29x       71.4%       61.0%       6.220%
 Elmbrook Plaza Shopping Center ....... Retail - Anchored             $      58    1.36x       78.4%       74.0%       5.410%
------------------------------------------------------------------------------------------------------------------------------
                                                                                   1.30X       74.5%       66.1%       5.770%
==============================================================================================================================
                                                                                   1.54X       69.1%       62.7%       5.500%
==============================================================================================================================

---------
(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) One Mortgage Loan, representing 7.5% of the Cut-Off Date Pool Balance, represents the pooled component of a loan that is part of a split loan structure. With respect to this Mortgage Loan, unless otherwise specified, the calculations of the balance/SF, LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled component) and the related pari passu companion loans. In addition, two Mortgage Loans, representing 14.3% of the Cut-Off Date Pool Balance, are part of a split loan structure. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------




                       THIS PAGE INTENTIONALLY LEFT BLANK




This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                PARK PLACE MALL
--------------------------------------------------------------------------------



                                [PHOTO OMITTED]



             [PHOTO OMITTED]                      [PHOTO OMITTED]



                                 [PHOTO OMITTED]


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14


--------------------------------------------------------------------------------
                                 PARK PLACE MALL
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                PARK PLACE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $149,846,169
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    13.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                            GGPLP L.L.C.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.150%
MATURITY DATE                                                  January 11, 2010
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM / AMORTIZATION                                           66 / 360
REMAINING TERM / AMORTIZATION                                          65 / 359
LOCKBOX                                                                     Yes
SHADOW RATING (S&P/MOODY'S)(1)                                        BBB-/Baa3

UP-FRONT RESERVES                                                          None

ONGOING MONTHLY RESERVES
   TAX/INSURANCE(2)           Springing
   TI/LC/REPLACEMENT(3)       Springing

ADDITIONAL FINANCING          B Note                             $39,958,978(4)

                                                                 WHOLE MORTGAGE
                                                 A NOTE               LOAN
                                          -----------------       --------------
CUT-OFF DATE BALANCE                          $149,846,169         $189,805,147
CUT-OFF DATE BALANCE/SF                               $321                 $406
CUT-OFF DATE LTV                                      63.8%                80.8%
MATURITY DATE LTV                                     58.5%                74.0%
UW DSCR ON NCF                                       1.64x                1.29x

--------------------------------------------------------------------------------

(1) S&P and Moody's have confirmed that the Park Place Mall Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment-grade obligation.

(2) Monthly reserves for taxes and insurance are required if (i) an event of default occurs and is continuing or (ii) the debt service coverage ratio, as computed by the mortgagee for any preceding 12-month period, is less than 1.05x for the whole loan.

(3) Monthly reserves for tenant improvements, leasing commissions and replacement reserves are required in the amount of $38,928.42 (as of the Cut-Off Date) up to a maximum amount of $467,141 if (i) an event of default occurs and is continuing or (ii) the debt service coverage ratio, as computed by the mortgagee for any preceding 12-month period, is less than 1.05x for the whole loan.

(4) The B note payments are guaranteed by GGPLP L.L.C., however, the maximum liability under the guaranty may be reduced pursuant to certain conditions set forth in the related loan documents.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Tucson, AZ
PROPERTY TYPE                                                Retail -- Anchored
SIZE (SF)                                                               467,141
OCCUPANCY AS OF JUNE 4, 2004                                              95.5%
YEAR BUILT / YEAR RENOVATED                                         1974 / 2001
APPRAISED VALUE                                                    $235,000,000
PROPERTY MANAGEMENT                                                Self-managed
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                         $21,716,349
UW TOTAL EXPENSES                                                    $5,206,577
UW NET OPERATING INCOME (NOI)                                       $16,509,771
UW NET CASH FLOW (NCF)                                              $16,085,495

--------------------------------------------------------------------------------

NOTES:


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                PARK PLACE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                    TENANT SUMMARY
--------------------------------------------------------------------------------------
                                                               NET
                                             RATINGS*        RENTABLE      % OF NET
                TENANT                  MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA
--------------------------------------------------------------------------------------
ANCHOR TENANTS - ANCHOR OWNED
Sears ................................     Baa1/BBB/BBB       221,457
Dillard's ............................      B2/BB/BB-         200,000
Macy's ...............................    Baa1/BBB+/BBB+      160,000
                                                              -------
 TOTAL ANCHOR OWNED ..................                        581,457
ANCHOR TENANTS - COLLATERAL
Century Theaters .....................       NR/NR/NR          73,280        15.7%
 TOTAL ANCHOR TENANTS ................                         73,280        15.7%
TOP 5 TENANTS
Borders Books & Music ................       NR/NR/NR          26,878         5.8%
Old Navy .............................     Ba2/BB+/BB+         22,958         4.9
Gap/Gap Kids/Baby Gap/Gap Body .......     Ba2/BB+/BB+         18,142         3.9
Abercrombie & Fitch ..................       NR/NR/NR          14,000         3.0
Lerner New York ......................     Baa1/BBB+/NR        10,937         2.3
                                                              -------       -----
 TOTAL TOP 5 TENANTS .................                         92,915        19.9%
Non-Major Tenants ....................                        279,845        59.9
                                                              -------       -----
OCCUPIED MALL TOTAL ..................                        446,040        95.5%
Vacant space .........................                         21,101         4.5
                                                              -------       -----
COLLATERAL TOTAL .....................                        467,141       100.0%
                                                                            =====
PROPERTY TOTAL .......................                      1,048,598
                                                            =========
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                    TENANT SUMMARY
----------------------------------------------------------------------------------------------
                                         ACTUAL                   % OF ACTUAL   DATE OF LEASE
                TENANT                  RENT PSF    ACTUAL RENT       RENT       EXPIRATION
----------------------------------------------------------------------------------------------
ANCHOR TENANTS - ANCHOR OWNED
Sears ................................ ANCHOR OWNED - NOT PART OF COLLATERAL
Dillard's ............................ ANCHOR OWNED - NOT PART OF COLLATERAL
Macy's ............................... ANCHOR OWNED - NOT PART OF COLLATERAL
 TOTAL ANCHOR OWNED ..................
ANCHOR TENANTS - COLLATERAL
Century Theaters .....................  $  0.00   % Rent only          0.0%      August 2021
 TOTAL ANCHOR TENANTS ................  $  0.00   $         0          0.0%
TOP 5 TENANTS
Borders Books & Music ................  $ 19.00   $   510,682          4.3%       March 2020
Old Navy .............................  $ 19.00       436,202          3.7      January 2005
Gap/Gap Kids/Baby Gap/Gap Body .......  $ 23.80       431,780          3.7      January 2005
Abercrombie & Fitch ..................  $ 19.00       266,000          2.3      January 2011
Lerner New York ......................  $ 17.50       191,398          1.6      January 2005
                                                  -----------        -----
 TOTAL TOP 5 TENANTS .................  $ 19.76   $ 1,836,061         15.6%
Non-Major Tenants ....................  $ 35.45     9,919,218         84.4
                                                  -----------        -----
OCCUPIED MALL TOTAL ..................  $ 26.35   $11,755,279        100.0%
                                                  ===========        =====
Vacant space .........................
COLLATERAL TOTAL .....................
PROPERTY TOTAL .......................
----------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
                                       WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                      # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT          ACTUAL RENT
       YEAR             ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------------------
  2004 ...........        1           $   0.00        1,200          0.3%            0.3%           0.0%              0.0%
  2005 ...........        7           $  21.58       63,052         13.5%           13.8%          11.6%             11.6%
  2006 ...........        0           $   0.00            0          0.0%           13.8%           0.0%             11.6%
  2007 ...........        6           $  41.75       12,044          2.6%           16.3%           4.3%             15.9%
  2008 ...........        3           $ 500.00          180          0.0%           16.4%           0.8%             16.6%
  2009 ...........        1           $  18.52        9,000          1.9%           18.3%           1.4%             18.0%
  2010 ...........        36          $  43.66       70,142         15.0%           33.3%          26.0%             44.1%
  2011 ...........        23          $  25.45       90,821         19.4%           52.8%          19.7%             63.7%
  2012 ...........        22          $  51.69       34,731          7.4%           60.2%          15.3%             79.0%
  2013 ...........        6           $  35.01       15,813          3.4%           63.6%           4.7%             83.7%
  2014 ...........        9           $  31.48       31,754          6.8%           70.4%           8.5%             92.2%
  Thereafter .....        4           $   7.79      117,303         25.1%           95.5%           7.8%            100.0%
  Vacant .........        0              N/A         21,101          4.5%          100.0%           0.0%            100.0%
-------------------       --          --------      -------         ----           -----           ----             -----
-------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                PARK PLACE MALL
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Park Place Mall Loan") is secured by a first mortgage encumbering a regional mall located in Tucson, Arizona. The Park Place Mall Loan represents approximately 13.7% of the Cut-Off Date Pool Balance. The Park Place Mall Loan was originated on June 14, 2004, and has a principal balance as of the Cut-Off Date of $149,846,169. The Park Place Mall Loan is a portion of a whole loan with an original principal balance of $190,000,000. The subordinate loan also secured by the Mortgaged Property securing the Park Place Mall Loan is evidenced by a separate note, dated June 14, 2004 (the "Park Place Mall Subordinate Loan"), and has an original principal balance of $40,000,000. The Park Place Mall Subordinate Loan will be an asset of the trust and will only support the Class PP Certificates. The Park Place Mall Loan and the Park Place Mall Subordinate Loan will be governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans".

     The Park Place Mall Loan has a remaining term of 65 months and matures on January 11, 2010. The Park Place Mall Loan may be prepaid on or after July 11, 2009, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Park Mall L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Park Place Mall Loan. The sponsor of the borrower is GGPLP L.L.C. GGPLP L.L.C. is a wholly-owned subsidiary of General Growth Properties, Inc. ("GGP"). GGP is the second largest owner and operator of regional malls and the largest third-party property manager in the United States.

o THE PROPERTY. The Mortgaged Property is approximately 467,141 square feet of an approximately 1,048,598 square foot regional mall situated on approximately 40.8 acres. The Mortgaged Property was constructed in 1974 and renovated in 2001. The Mortgaged Property is located in Tucson, Arizona. As of June 4, 2004, the occupancy rate (which includes space subject to tenants that have executed a lease but have not accepted the related space or leases out for signature) for the Mortgaged Property securing the Park Place Mall Loan was approximately 95.5%.

     The anchor tenants at the Mortgaged Property are Dillard's, Sears, Roebuck & Co. and Macy's, each of which own their respective premises and land and are not part of the collateral. The largest tenant which is part of the Mortgaged Property is Century Theatres ("Century"), occupying approximately 73,280 square feet, or approximately 15.7% of the net rentable area. Century is a regional movie theater company, operating approximately 900 screens in 11 states. The Century lease expires in August 2021. The second largest tenant is Borders Books & Music ("Borders"), occupying approximately 26,878 square feet, or approximately 5.8% of the net rentable area. Borders is a major retailer of books and music in the United States. The Borders lease expires in March 2020. The third largest tenant is Old Navy, a subsidiary of The Gap, Inc., occupying approximately 22,958 square feet, or approximately 4.9% of the net rentable area. Old Navy is a national retailer of clothing and accessories. As of July 23, 2004, The Gap, Inc. was rated "Ba2" (Moody's), "BB+" (S&P) and "BB+" (Fitch). The Old Navy lease expires in January 2005.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a borrower-designated lock box account. At any time during the term of the Park Place Mall Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.05x for the trailing 12-month period or (ii) upon the occurrence of an event of default under the loan documents, funds in the lockbox account are transferred to a cash collateral account in the name of the mortgagee. Funds in the cash management account are swept daily into the cash management system in accordance with the loan documents.

o RELEASE OF PARCELS. The borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including without limitation: (i) the borrower provides evidence that (a) the released property is not necessary for the borrower's operation or its then current use of the Mortgaged Property and may be separated from the remaining Mortgage Property without a material diminution in the value of the Mortgaged Property and (b) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); (ii) no event of default has occurred and is continuing; and (iii) the borrower delivers a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current ratings assigned to the Certificates.

o    MANAGEMENT. The Mortgaged Property is self-managed.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK




This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                 BJB PORTFOLIO
--------------------------------------------------------------------------------



             [PHOTO OMITTED]                       [PHOTO OMITTED]



             [PHOTO OMITTED]                       [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                 BJB PORTFOLIO
--------------------------------------------------------------------------------



                                  [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                 BJB PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $111,152,524
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                   10.1%
NUMBER OF MORTGAGE LOANS                                                     10
LOAN PURPOSE                                                          Refinance

SPONSOR                                 Donal P.Barry, Sr. and James W. Purcell
TYPE OF SECURITY                                                            Fee
WA MORTGAGE RATE                                                         5.300%
MATURITY DATE                                                           Various
AMORTIZATION TYPE                                                           ARD
ORIGINAL TERM / AMORTIZATION                                      Various / 360
REMAINING TERM / AMORTIZATION                                 Various / Various
LOCKBOX                                                               Springing

UP-FRONT RESERVES
  TAX/INSURANCE                  Yes
  ENGINEERING                    $73,975
  ENVIRONMENTAL*                 $5,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                  Yes
  REPLACEMENT                    $18,281

ADDITIONAL FINANCING                            Future Mezzanine Debt Permitted

CUT-OFF DATE BALANCE                                               $111,152,524
CUT-OFF DATE BALANCE/UNIT                                              $115,303
CUT-OFF DATE LTV                                                          78.3%
MATURITY DATE LTV                                                         70.0%
WA UW DSCR ON NCF                                                         1.23x

--------------------------------------------------------------------------------

* Reserve established to mitigate costs associated with an O&M Program for the 21-27 East Delaware Place Property.


--------------------------------------------------------------------------------
                       PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                               10
LOCATION                                                            Chicago, IL
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                964
OCCUPANCY AS OF JUNE 15, 2004 AND
  JULY 30, 2004                                                            95.1%
YEAR BUILT / YEAR RENOVATED                                   Various / Various
APPRAISED VALUE                                                    $141,900,000
PROPERTY MANAGEMENT                                                Self-managed
UW ECONOMIC OCCUPANCY                                                     94.9%
UW REVENUES                                                         $12,595,264
UW TOTAL EXPENSES                                                    $3,240,676
UW NET OPERATING INCOME (NOI)                                        $9,354,589
UW NET CASH FLOW (NCF)                                               $9,133,796

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  BJB PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                               BJB PORTFOLIO SUMMARY
------------------------------------------------------------------------------------
                               CUT-OFF DATE    LOAN TERM   YEAR BUILT /   NUMBER OF
        PROPERTY NAME             BALANCE        (MOS)       RENOVATED      UNITS
------------------------------------------------------------------------------------
4100 North Marine Drive ....  $  29,958,221        84     1952 / 2002        190
21-27 East Delaware
  Place ....................     20,143,496        84     1926 / 2003        146
451 West Wrightwood
  Avenue ...................     17,464,941        84     1928 / 2004        177
18 East Elm Street .........     14,195,248        84     1920 / 2004        150
443 West Wrightwood
  Avenue ...................     14,153,380        84     1928 / 2004        176
1213-1229 West Diversey
  Parkway & 2751-2753
  North Magnolia Street ....      5,988,013       120     1928 / 2003         46
1939 North Lincoln
  Avenue ...................      5,028,704        60     1928 / 2003         57
482-484 West Deming
  Place ....................      1,746,078        60     1890 / 2002          6
507-509 West Wrightwood
  Avenue ...................      1,356,952        60     1890 / 2003          7
734-742 West Oakdale
  Avenue ...................      1,117,490        60     1930 / 2003          9
                              -------------                                  ---
                              $ 111,152,524                                  964
                              =============                                  ===
------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                 BJB PORTFOLIO SUMMARY
----------------------------------------------------------------------------------------
                              CUT-OFF DATE
                              BALANCE PER                 APPRAISED     APPRAISED VALUE
        PROPERTY NAME             UNIT      OCCUPANCY       VALUE          PER UNIT
----------------------------------------------------------------------------------------
4100 North Marine Drive ....    $157,675       94.7%    $  38,400,000      $202,105
21-27 East Delaware
  Place ....................    $137,969       95.2%       25,700,000      $176,027
451 West Wrightwood
  Avenue ...................    $ 98,672       94.9%       21,900,000      $123,729
18 East Elm Street .........    $ 94,635       94.7%       17,800,000      $118,667
443 West Wrightwood
  Avenue ...................    $ 80,417       95.5%       18,100,000      $102,841
1213-1229 West Diversey
  Parkway & 2751-2753
  North Magnolia Street ....    $130,174       95.7%        8,400,000      $182,609
1939 North Lincoln
  Avenue ...................    $ 88,223       94.7%        6,300,000      $110,526
482-484 West Deming
  Place ....................    $291,013      100.0%        2,200,000      $366,667
507-509 West Wrightwood
  Avenue ...................    $193,850      100.0%        1,700,000      $242,857
734-742 West Oakdale
  Avenue ...................    $124,166      100.0%        1,400,000      $155,556
                                                        -------------
                                $115,303       95.1%    $ 141,900,000      $147,199
                                                        =============
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                            BJB PORTFOLIO UNDERWRITING SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    U/W DSCR   U/W DSCR ON
       PROPERTY NAME         U/W OCC %   U/W REVENUES   U/W EXPENSES     U/W NOI       U/W NCF       ON NOI        NCF
--------------------------------------------------------------------------------------------------------------------------
4100 North Marine Drive ...     95.0%    $  3,240,270   $   776,402    $ 2,463,869   $ 2,421,119      1.22x        1.20x
21-27 East Delaware
  Place ...................     95.0%       2,175,393       530,813      1,644,580     1,611,730      1.22x        1.20x
451 West Wrightwood
  Avenue ..................     95.0%       2,070,871       564,735      1,506,136     1,466,311      1.29x        1.26x
18 East Elm Street ........     95.0%       1,552,672       381,733      1,170,939     1,137,189      1.24x        1.20x
443 West Wrightwood
  Avenue ..................     95.0%       1,795,644       557,263      1,238,381     1,198,781      1.31x        1.27x
1213-1229 West Diversey
  Parkway & 2751-2753
  North Magnolia Street ...     94.6%         680,107       139,117        540,990       529,490      1.31x        1.28x
1939 North Lincoln
  Avenue ..................     94.9%         609,233       170,960        438,273       424,023      1.34x        1.30x
482-484 West Deming
  Place ...................     85.7%         193,654        55,543        138,111       136,593      1.22x        1.20x
507-509 West Wrightwood
  Avenue ..................     95.0%         144,238        29,459        114,779       112,756      1.30x        1.28x
734-742 West Oakdale
  Avenue ..................     95.0%         133,182        34,651         98,531        95,804      1.36x        1.32x
                                         ------------   -----------    -----------   -----------
                                94.9%    $ 12,595,264   $ 3,240,676    $ 9,354,589   $ 9,133,796      1.26X        1.23X
                                         ============   ===========    ===========   ===========
--------------------------------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  BJB PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                      4100 NORTH MARINE DRIVE
----------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
     UNIT MIX*          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RANGE
----------------------------------------------------------------------------------------------------
Studio ............       17             585             9,945          4.5%         $700-875
1-BR/1-BA .........       52           1,125            58,510         26.2         $935-1,410
2-BR/1-BA .........       85           1,215           103,275         46.3         $900-1,595
2-BR/2-BA .........       19           1,378            26,180         11.7        $1,495-1,795
3-BR/2-BA .........       17           1,470            24,990         11.2        $1,326-1,995
                          --                           -------        -----
                         190           1,173           222,900        100.0%    $1,263 / $1.08 / SF
                         ===                           =======        =====
----------------------------------------------------------------------------------------------------

* In addition to the multifamily units, the Mortgaged Property includes 1 commercial tenant totaling 305 square feet.

------------------------------------------------------------------------------------------------------
                                      21-27 EAST DELAWARE PLACE
------------------------------------------------------------------------------------------------------
                         NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX*           UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RANGE
------------------------------------------------------------------------------------------------------
Studio ..............       63             363           22,838          24.1%          $650-870
1-BR/1-BA ...........       51             730           37,230          39.2          $900-1,310
2-BR/1-BA ...........       15             990           14,850          15.6         $1,345-1,850
2-BR/2-BA ...........       16           1,115           17,840          18.8         $1,450-2,395
3-BR/2.5-BA .........        1           2,190            2,190           2.3             $2495
                            --                           ------         -----
                           146             650           94,948         100.0%    $1,106 / $1.70 / SF
                           ===                           ======         =====
------------------------------------------------------------------------------------------------------

* In addition to the multifamily units, the Mortgaged Property includes 3 commercial tenants totaling 4500 square feet.

--------------------------------------------------------------------------------------------------
                                    451 WEST WRIGHTWOOD AVENUE
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA       RENTAL RANGE
--------------------------------------------------------------------------------------------------
Studio ............       83     460                    38,170         38.1%        $650-1,030
1-BR/1-BA .........       72     597                    42,980         42.9         $900-1,130
2-BR/2-BA .........       22     865                    19,030         19.0        $1,029-1,610
                          --                            ------        -----
                         177     566                   100,180        100.0%    $971 / $1.72 / SF
                         ===                           =======        =====
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                        18 EAST ELM STREET
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA       RENTAL RANGE
--------------------------------------------------------------------------------------------------
Studio ............       94             435           40,900          54.5%         $625-950
1-BR/1-BA .........       53             593           31,425          41.9         $855-1,190
2-BR/1-BA .........        1             755              755           1.0           $1,395
2-BR/2-BA .........        2           1,000            2,000           2.7           $1,510
                          --                           ------         -----
                         150             501           75,080         100.0%    $844 / $1.77 / SF
                         ===                           ======         =====
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                    443 WEST WRIGHTWOOD AVENUE
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA       RENTAL RANGE
--------------------------------------------------------------------------------------------------
Studio ............      113     422                47,700             59.6%         $599-900
1-BR/1-BA .........       63     514                32,385             40.4         $790-1,075
                         ---                        ------            -----
                         176     455                80,085            100.0%    $815 / $1.79 / SF
                         ===                        ======            =====
--------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  BJB PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                 1213-1229 WEST DIVERSEY PARKWAY & 2751-2753 NORTH MAGNOLIA STREET
---------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
     UNIT MIX*          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RANGE
---------------------------------------------------------------------------------------------------
Studio ............       6      425                    2,550           9.9%         $695-710
1-BR/1-BA .........      39      573                   22,350          87.0         $900-1,295
2-BR/1-BA .........       1      800                      800           3.1           $1,395
                         --                            ------         -----
                         46      559                   25,700         100.0%    $1,052 / $1.88 / SF
                         ==                            ======         =====
---------------------------------------------------------------------------------------------------

* In addition to the multifamily units, the Mortgaged Property includes 7 commercial tenants totaling 4,765 square feet.

--------------------------------------------------------------------------------------------------
                                    1939 NORTH LINCOLN AVENUE
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
     UNIT MIX*          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA       RENTAL RANGE
--------------------------------------------------------------------------------------------------
Studio ............   47         411                   19,300          74.8%        $649-950
1-BR/1-BA .........   10         650                    6,500          25.2        $975-1,095
                      --                               ------         -----
                      57         453                   25,800         100.0%    $841 / $1.86 / SF
                      ==                               ======         =====
--------------------------------------------------------------------------------------------------

* In addition to the multifamily units, the Mortgaged Property includes 2 commercial tenants totaling 3,200 square feet.

--------------------------------------------------------------------------------------------------
                                     482-484 WEST DEMING PLACE
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
     UNIT MIX*          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RANGE
--------------------------------------------------------------------------------------------------
3-BR/2-BA .........       6            1,485          8,910           100.0%        $1,995-2,195
                      --------                        -----           -----
                          6            1,485          8,910           100.0%    $2,095 / $1.41 / SF
                      ========                        =====           =====
--------------------------------------------------------------------------------------------------

* In addition to the multifamily units, the Mortgaged Property includes a 1,485 square foot commercial tenant.

--------------------------------------------------------------------------------------------------
                                   507-509 WEST WRIGHTWOOD AVENUE
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RANGE
--------------------------------------------------------------------------------------------------
1-BR/1-BA .........       2              968           1,935          22.3%        $1,260-1,450
2-BR/1-BA .........       2            1,090           2,180          25.1         $1,350-1,510
2-BR/2-BA .........       2              998           1,995          23.0         $1,450-1,595
3-BR/3-BA .........       1            2,575           2,575          29.6             $2,385
                      --------                         -----         -----
                          7            1,241           8,685         100.0%     $1,571 / $1.27 / SF
                      ========                         =====         =====
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                    734-742 WEST OAKDALE AVENUE
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RANGE
--------------------------------------------------------------------------------------------------
2-BR/1-BA .........      6               800        4,800              53.3%        $1,100-1,795
3-BR/3-BA .........      3             1,400        4,200              46.7         $1,100-1,225
                      --------                      -----             -----
                         9             1,000        9,000             100.0%    $1,353 / $1.35 / SF
                      ========                      =====             =====
--------------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                 BJB PORTFOLIO
--------------------------------------------------------------------------------

o THE LOAN. The 10 Mortgage Loans (the "BJB Portfolio Loans") are collectively secured by first mortgages encumbering 10 multifamily properties in Chicago, Illinois. The BJB Portfolio Loans represent approximately 10.1% of the Cut-Off Date Pool Balance. The BJB Portfolio Loans were originated on May 7, 2004 and May 20, 2004, and have a principal balance as of the Cut-Off Date of $111,152,524.

     Five (5) of the BJB Portfolio Loans have a remaining term of 81 months to their anticipated repayment date of May 11, 2011 and each of these 5 BJB Portfolio Loans may be prepaid on or after March 11, 2011. Four (4) of the BJB Portfolio Loans have a remaining term of 58 months to their anticipated repayment date of June 11, 2009, and each of these 4 BJB Portfolio Loans may be prepaid on or after April 11, 2009. One (1) of the BJB Portfolio Loans has a remaining term of 118 months to its anticipated repayment date of June 11, 2014, and this BJB Portfolio Loan may be prepaid on or after April 11, 2014. Each of the BJB Portfolio Loans permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWERS. The borrowers under the BJB Portfolio Loans are 4100 Marine, L.L.C., Delaware II, L.L.C., Wrightwood II, L.L.C., Elm II, L.L.C., Wrightwood III, L.L.C., Diversey II, L.L.C., Lincoln II, L.L.C., Deming I, L.L.C., Wrightwood IV, L.L.C. and Oakdale I, L.L.C., each a special purpose entity. The sponsors of each of the borrowers are Donal P. Barry, Sr. and James W. Purcell, who are principals of BJB Partners, L.L.C. BJB Partners, L.L.C. owns and manages approximately 4,000 apartment units throughout the Chicago, Illinois metropolitan area.

o THE PROPERTIES. The Mortgaged Properties consist of 10 multifamily apartment buildings containing, in the aggregate, 964 multifamily units. Each of the 10 Mortgaged Properties securing the BJB Portfolio Loans have been extensively renovated during recent years to include modern amenities. As of June 15, 2004 (or as of July 30, 2004 for 1 of the BJB Portfolio Loans), the average occupancy rate for the Mortgaged Properties securing the BJB Portfolio Loans was approximately 95.1%.

o LOCK BOX ACCOUNT. If the BJB Portfolio Loans are not repaid in full on or prior to 2 months before their anticipated repayment dates the borrowers must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the applicable anticipated repayment date of June 11, 2009, May 11, 2011 or June 11, 2014, if the BJB Portfolio Loans are not paid in full, the BJB Portfolio Loans enter into a hyper-amortization period through May 11, 2034 or June 11, 2034. The interest rate applicable to the BJB Portfolio Loans during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o PROPERTY MANAGEMENT. Each Mortgaged Property is self-managed by the applicable borrower.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               11 MADISON AVENUE
--------------------------------------------------------------------------------



                                [PHOTO OMITTED]



             [PHOTO OMITTED]                       [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               11 MADISON AVENUE
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE(1)                                             $82,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    7.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                             Tamir Sapir
TYPE OF SECURITY(2)                                                         Fee
MORTGAGE RATE                                                            5.304%
MATURITY DATE                                                  January 11, 2014
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         113 / 360
LOCKBOX                                                                     Yes
SHADOW RATING (S&P/MOODY'S)(3)                                          AAA/Aa3

UP-FRONT RESERVES
  TAX/INSURANCE                Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                Yes
  TI/LC(4)                     Yes
  REPLACEMENT                  $18,805

ADDITIONAL FINANCING            A-4 Subordinate
                                Non-Pooled Component                $13,555,556
                                Pari Passu                         $334,444,444
                                Subordinate Debt                    $85,000,000

                                                                   WHOLE
                              A-4 POOLED      PARI PASSU          MORTGAGE
                             COMPONENT(1)        NOTES              LOAN
                             ------------     ------------      -------------
CUT-OFF DATE BALANCE         $82,000,000      $430,000,000      $515,000,000
CUT-OFF DATE BALANCE/SF             $164              $191              $228
CUT-OFF DATE LTV                    54.7%             63.7%             76.3%
MATURITY DATE LTV                   50.6%             59.0%             71.2%
UW DSCR ON NCF                     1.81x             1.55x             1.20x

--------------------------------------------------------------------------------

(1) Represents the pooled component of the A-4 note in a total senior note of $430,000,000 and aggregate mortgage debt of $515,000,000. The A-1 note of $143,333,333 and the A-2 and A-3 notes each of $95,555,556 are not included in the trust, but are pari passu with the A-4 note that is in the trust; however, while the non-pooled component of the A-4 note is included in the trust, payments allocable to such non-pooled component are not available for distributions to the Offered Certificates. In addition to the pari passu notes there are three subordinate notes, aggregating to $85,000,000 which are also not included in the trust. All Balance/SF, LTV and DSC ratios are based upon the aggregate indebtedness of A-4 note (excluding the non-pooled component) and the other senior notes but exclude the subordinate companion loans.

(2) For purposes of the table above and similar breakdowns by category elsewhere in the preliminary prospectus supplement, the borrower's interest in the Mortgaged Property has been classified as a fee interest. The security for the 11 Madison Avenue Loan consists of the borrower's interest in the IDA Premises under the IDA lease as well as the borrower's fee interest in the remainder of the Mortgaged Property. The fee interest in the IDA Premises is owned by the IDA but will revert to the borrower upon the termination of the IDA lease.

(3) S&P and Moody's have confirmed that the 11 Madison Avenue Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.

(4) For months 1-36 of the loan term, $47,011.50/month will be escrowed, increasing to $141,034.50/month during months 37-72 and decreasing to $94,023/month for the remainder of the loan term.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                                      Office - CBD
SIZE (SF)                                                             2,256,552
OCCUPANCY AS OF APRIL 1, 2004                                             98.6%
YEAR BUILT / YEAR RENOVATED                                         1932 / 1997
APPRAISED VALUE                                                    $675,000,000
PROPERTY MANAGEMENT                                   Cushman & Wakefield, Inc.
UW ECONOMIC OCCUPANCY                                                     98.0%
UW REVENUES                                                         $63,438,713
UW TOTAL EXPENSES                                                   $18,543,090
UW NET OPERATING INCOME (NOI)                                       $44,895,623
UW NET CASH FLOW (NCF)                                              $44,558,893

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               11 MADISON AVENUE
--------------------------------------------------------------------------------

                         MORTGAGE LOAN CAPITAL STRUCTURE
                         -------------------------------


                              [BAR CHART OMITTED]






     11 Madison     11 Madison     11 Madison
       Avenue         Avenue         Avenue

        A-1            A-2            A-3        11 Madison
     Pari Passu     Pari Passu     Pari Passu      Avenue
        Note           Note           Note         Pooled        11 Madison
                                                  Component        Avenue
                                                                  A-4 Pari
                                                 Shadow Rating    Passu Note
                                                 (S&P/Moody's)
                                                    AAA/Aa3


                                                 $82,000,000

                                                 11 Madison
                                                   Avenue
                                                 Non-Pooled
                                                 Component

    $143,333,333    $95,555,556    $95,555,556   $13,555,556


                            11 Madison Avenue B Note
                                   $10,000,000

                  11 Madison Avenue C Note Senior Participation
                                   $10,000,000

                  11 Madison Avenue C Note Junior Participation
                                   $27,500,000

                            11 Madison Avenue D Note
                                   $37,500,000


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                                % OF
                                      RATINGS*        RENTABLE   RENTABLE    ACTUAL                     ACTUAL     DATE OF LEASE
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston ....      Aa3/A/AA-       1,921,459      85.2%  $ 20.90     $ 40,154,365       83.1%  Multiple Spaces
Aon (sublet to IBM) ...........      Baa2/A-/A-        138,072       6.1   $ 28.75        3,969,570        8.2        April 2013
Omnicom Group, Inc. ...........      Baa1/A-/A-         95,557       4.2   $ 28.25        2,699,485        5.6    September 2008
Gould Paper Corp. .............       NR/NR/NR          46,318       2.1   $ 21.50          995,837        2.1      October 2013
Eleven Madison Park ...........       NR/NR/NR          11,500       0.5   $ 18.39          211,485        0.4     December 2017
Non-major tenants .............                         12,018       0.5   $ 22.01          264,567        0.5
Vacant ........................                         31,628       1.4                          0        0.0
                                                     ---------     -----               ------------      -----
TOTAL .........................                      2,256,552     100.0%              $ 48,295,309      100.0%
                                                     =========     =====               ============      =====
---------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent company whether or not the parent company guarantees the lease.

------------------------------------------------------------------------------------------------------------
                                         LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------
                                                                                                CUMULATIVE %
                               WA BASE                               CUMULATIVE   % OF ACTUAL        OF
                # OF LEASES    RENT/SF     TOTAL SF     % OF TOTAL     % OF SF        RENT      ACTUAL RENT
     YEAR         ROLLING      ROLLING      ROLLING    SF ROLLING*    ROLLING*      ROLLING*      ROLLING*
------------------------------------------------------------------------------------------------------------
     2004             0       $   0.00            0         0.0%          0.0%         0.0%          0.0%
     2005             0       $   0.00            0         0.0%          0.0%         0.0%          0.0%
     2006             0       $   0.00            0         0.0%          0.0%         0.0%          0.0%
     2007             3       $  25.88      390,386        17.3%         17.3%        20.9%         20.9%
     2008             1       $  28.25       95,557         4.2%         21.5%         5.6%         26.5%
     2009             0       $   0.00            0         0.0%         21.5%         0.0%         26.5%
     2010             1       $ 176.87          420         0.0%         21.6%         0.2%         26.7%
     2011             0       $   0.00            0         0.0%         21.6%         0.0%         26.7%
     2012             0       $   0.00            0         0.0%         21.6%         0.0%         26.7%
     2013             4       $  26.50      288,404        12.8%         34.3%        15.8%         42.5%
     2014             0       $   0.00            0         0.0%         34.3%         0.0%         42.5%
  Thereafter         13       $  19.15    1,450,157        64.3%         98.6%        57.5%        100.0%
    Vacant            0          N/A         31,628         1.4%        100.0%         0.0%        100.0%
------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "11 Madison Avenue Loan") is split into a pooled component (the "11 Madison Avenue Pooled Component"), with a principal balance of $82,000,000, representing 7.5% of the Cut-Off Date Pool Balance that supports distributions on the Certificates (other than the Class MAD Certificates) and a non-pooled component (the "11 Madison Avenue Non-Pooled Component"), with a principal balance of $13,555,556, that supports only the Class MAD Certificates, which are not being offered hereby. The 11 Madison Avenue Loan is secured by a first mortgage encumbering an office building located in New York, New York. The 11 Madison Avenue Loan, which is evidenced by a pari passu note dated December 23, 2003, is a portion of a whole loan with an original principal balance of $515,000,000. The other loans related to the 11 Madison Avenue Loan are evidenced by six separate notes, each dated December 23, 2003, the "11 Madison Avenue Pari Passu I Loan" with an original principal balance of $143,333,333, the "11 Madison Avenue Pari Passu II Loan", with an original principal balance of $95,555,556, the "11 Madison Avenue Pari Passu III Loan", with an original principal balance of $95,555,556, and 3 subordinate notes (the "11 Madison Avenue Subordinate Loans") with an aggregate original principal balance of $85,000,000. The 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu II Loan, the 11 Madison Avenue Pari Passu III Loan and the 11 Madison Avenue Subordinate Loans will not be assets of the trust. The 11 Madison Avenue Loan, the 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu II Loan, the 11 Madison Avenue Pari Passu III Loan and the 11 Madison Avenue Subordinate Loans will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C10, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The 11 Madison Avenue Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 11 Madison Avenue Loan has a remaining term of 113 months to its anticipated repayment date of January 11, 2014. The 11 Madison Avenue Loan may be prepaid on or after November 11, 2013, and permits defeasance with United States government obligations beginning the earlier of four years after origination or two years from the date of the last securitization of any portion of the 11 Madison Avenue Loan and its related Companion Loans.

o THE BORROWER. The borrower is 11 Madison Avenue LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 11 Madison Avenue Loan. The sponsor is Tamir Sapir. Through his various entities, Mr. Sapir owns and operates an extensive citywide office property portfolio totaling approximately 7.25 million square feet.

o THE PROPERTY. The Mortgaged Property is an approximately 2,256,552 square foot office building situated on approximately 1.9 acres. The Mortgaged Property was constructed in 1932 and renovated in 1997. The Mortgaged Property is located in New York, New York. As of April 1, 2004, the occupancy rate for the Mortgaged Property securing the 11 Madison Avenue Loan was approximately 98.6%.

     The largest tenant is Credit Suisse First Boston LLC ("CSFB"), occupying 1,921,459 square feet, or approximately 85.2% of the net rentable area. The Mortgaged Property serves as the world headquarters of CSFB, a leading global investment banking firm. As of July 23, 2004, CSFB was rated "Aa3" (Moody's), "A" (S&P) and "AA-" (Fitch). The majority of the CSFB space expires in April 2017; however, there is a 389,344 square foot portion of one of the CSFB leases that expires in April 2007. Notwithstanding the foregoing, although 74.3% of CSFB's 1,921,459 square feet of net rentable area is leased through April 30, 2017, CSFB does have the option to terminate up to 528,730 square feet (27.5% of CSFB's space and 23.4% of the Mortgaged Property total space) after April 30, 2007, in its sole discretion. However, CSFB must give at least 24 months notice of such termination (such notice is irrevocable) and must pay a variable termination fee which is adjusted depending upon the space as to which such termination applies. Pursuant to the terms of the 11 Madison Avenue Loan documents, the lease termination payments are required to be paid into a reserve controlled by the mortgagee to be used for future tenant improvement and leasing commission expenses and otherwise will be additional collateral for the 11 Madison Avenue Loan. In addition, the 11 Madison Avenue Loan documents require that in the event CSFB exercises this termination option, the mortgagee will trap 100% of cash flow generated by the Mortgaged Property until such space is relet. The second largest tenant is Aon Corporation ("Aon"), occupying 138,072 square feet, or approximately 6.1% of the net rentable area. Aon is the second largest insurance brokerage and consulting company in the world operating in commercial brokerage, consulting services and consumer insurance underwriting. As of July 23, 2004, Aon was rated "Baa2" (Moody's), "A-" (S&P) and "A-" (Fitch). Aon subleases this


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------

     entire space to International Business Machines Corporation ("IBM"). IBM is one of the world's top manufacturers of computer hardware, including desktop and notebook PCs, mainframes, servers, storage systems and peripherals. As of July 23, 2004, IBM was rated "A1" (Moody's), "A+" (S&P) and "AA-" (Fitch). The Aon lease expires in April 2013. The third largest tenant is Omnicom Group, Inc., ("Omnicom"), occupying approximately 95,557 square feet, or approximately 4.2% of the net rentable area. Omnicom is one of the world's largest advertising, marketing and corporate communication companies. As of July 23, 2004, Omnicom was rated "Baa1" (Moody's), "A-" (S&P) and "A-" (Fitch). The Omnicom lease expires in September 2008.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of January 11, 2014, if the 11 Madison Avenue Loan is not repaid in full, the 11 Madison Avenue Loan enters a hyper-amortization period through January 11, 2039. The interest rate applicable to the 11 Madison Avenue Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Cushman & Wakefield, Inc. is the property manager for the Mortgaged Property securing the 11 Madison Avenue Loan.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                           444 NORTH MICHIGAN AVENUE
--------------------------------------------------------------------------------



                                 [PHOTO OMITTED]



             [PHOTO OMITTED]                       [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            444 NORTH MICHIGAN AVENUE
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                           444 NORTH MICHIGAN AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $71,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    6.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR(1)                                                     The Kan Am Group
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.680%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          119 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
  TAX/INSURANCE                Yes
  TI/LC(2)                     $425,000
  OCCUPANCY(3)                 $468,093

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                Yes
  REPLACEMENT                  $4,686
  TI/LC                        $53,250

EXISTING UNSECURED DEBT                                              $2,000,000
ADDITIONAL FINANCING                                      Future Mezzanine Debt
Permitted

CUT-OFF DATE BALANCE                                                $71,500,000
CUT-OFF DATE BALANCE/SF                                                    $140
CUT-OFF DATE LTV                                                          65.0%
MATURITY DATE LTV                                                         65.0%
UW DSCR ON NCF                                                            1.69x

--------------------------------------------------------------------------------

(1)  Specifically, Kan Am Grund Kapitalanlagegesellschaft mbH.

(2) Reserve established for amounts owed to 2 new retail tenants for tenant improvement costs.

(3) Reserve established to mitigate certain tenants not yet in occupancy and paying rent.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Chicago, IL
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               511,201
OCCUPANCY AS OF MAY 21, 2004                                              85.8%
YEAR BUILT / YEAR RENOVATED                                         1976 / 1991
APPRAISED VALUE                                                    $110,000,000
PROPERTY MANAGEMENT                                         TAG Management, LLC
UW ECONOMIC OCCUPANCY                                                     87.2%
UW REVENUES                                                         $15,581,084
UW TOTAL EXPENSES                                                    $8,045,998
UW NET OPERATING INCOME (NOI)                                        $7,535,086
UW NET CASH FLOW (NCF)                                               $6,851,264

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14


--------------------------------------------------------------------------------
                            444 NORTH MICHIGAN AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------
                                                               NET      % OF NET
                                             RATINGS*        RENTABLE   RENTABLE
                TENANT                  MOODY'S/S&P/FITCH   AREA (SF)     AREA
-------------------------------------- ------------------- ----------- ----------
Shefsky & Froelich Ltd. ..............       NR/NR/NR         43,612        8.5%
Gordon & Glickson L.L.C. .............       NR/NR/NR         30,999        6.1
TMP Worldwide, Inc. ..................       NR/NR/NR         30,816        6.0
PR21 .................................       NR/NR/NR         22,451        4.4
National Cable Communication .........       NR/NR/NR         21,888        4.3
Non-major tenants ....................                       288,893       56.5
Vacant ...............................                        72,542       14.2
                                                             -------      -----
TOTAL ................................                       511,201      100.0%
                                                             =======      =====
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                 TENANT SUMMARY
------------------------------------------------------------------------------------------
                                                                   % OF
                                         ACTUAL                   ACTUAL    DATE OF LEASE
                TENANT                  RENT PSF   ACTUAL RENT     RENT       EXPIRATION
------------------------------------------------------------------------------------------
Shefsky & Froelich Ltd. .............. $ 20.05     $  874,622       10.2%        May 2005
Gordon & Glickson L.L.C. ............. $ 19.07        591,127        6.9    December 2007
TMP Worldwide, Inc. .................. $ 19.98        615,704        7.2   September 2010
PR21 ................................. $ 16.34        366,889        4.3        July 2008
National Cable Communication ......... $ 18.02        394,481        4.6    December 2009
Non-major tenants .................... $ 19.78      5,714,358       66.8
Vacant ...............................                      0        0.0
                                                   ----------      -----
TOTAL ................................             $8,557,181      100.0%
                                                   ==========      =====
------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                                   WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
     YEAR           ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
----------------------------------------------------------------------------------------------------------------------------
     2004               3          $ 15.18        3,481           0.7%            0.7%           0.6%              0.6%
     2005              16          $ 18.23       65,214          12.8%           13.4%          13.9%             14.5%
     2006               7          $ 20.53       20,677           4.0%           17.5%           5.0%             19.5%
     2007              21          $ 17.76       73,666          14.4%           31.9%          15.3%             34.8%
     2008              21          $ 14.05      107,194          21.0%           52.9%          17.6%             52.4%
     2009               8          $ 18.37       38,191           7.5%           60.3%           8.2%             60.6%
     2010               6          $ 18.27       68,319          13.4%           73.7%          14.6%             75.1%
     2011               3          $ 20.18       15,087           3.0%           76.6%           3.6%             78.7%
     2012               4          $ 18.61       29,608           5.8%           82.4%           6.4%             85.1%
     2013               0          $  0.00            0           0.0%           82.4%           0.0%             85.1%
     2014               3          $ 95.84        8,110           1.6%           84.0%           9.1%             94.2%
  Thereafter            5          $ 54.20        9,112           1.8%           85.8%           5.8%            100.0%
    Vacant              0            N/A         72,542          14.2%          100.0%           0.0%            100.0%
----------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            444 NORTH MICHIGAN AVENUE
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "444 North Michigan Avenue Loan") is secured by a first mortgage encumbering an office building located in Chicago, Illinois. The 444 North Michigan Avenue Loan represents approximately 6.5% of the Cut-Off Date Pool Balance. The 444 North Michigan Avenue Loan was originated on July 27, 2004, and has a principal balance as of the Cut-Off Date of $71,500,000. The 444 North Michigan Avenue Loan provides for interest-only payments for its entire term.

     The 444 North Michigan Avenue Loan has a remaining term of 119 months and matures on July 11, 2014. The 444 North Michigan Avenue Loan may be prepaid on or after May 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Kan Am 444 North Michigan Avenue, LP, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 444 North Michigan Avenue Loan. The sponsor of the borrower is Kan Am Grund Kapitalanlagegesellschaft mbH ("The Kan Am Group"). The Kan Am Group is one of Germany's largest private syndicators and asset managers of real estate with current investments of approximately 28 million square feet of commercial real estate projects, approximately 86% of which are in the United States.

o THE PROPERTY. The Mortgaged Property is an approximately 511,201 square foot office building situated on approximately 0.5 acres. The Mortgaged property was constructed in 1976 and renovated in 1991. The Mortgaged Property is located in Chicago, Illinois. As of May 21, 2004, the occupancy rate for the Mortgaged Property securing the 444 North Michigan Avenue Loan was approximately 85.8%.

     The largest tenant is Shefsky & Froelich Ltd. ("Shefsky"), occupying approximately 43,612 square feet, or approximately 8.5% of the net rentable area. Shefsky is a mid-size full-service law firm representing many Chicago-based companies, including several Fortune 500 companies. The Shefsky lease expires in May 2005. The second largest tenant is Gordon & Glickson L.L.C. ("Gordon & Glickson"), occupying approximately 30,999 square feet, or approximately 6.1% of the net rentable area. Gordon & Glickson is a law firm that specializes in advising clients in technology-based sectors ranging from information technology to life sciences. The Gordon & Glickson lease expires in December 2007. The third largest tenant is Monster Worldwide, Inc., formerly TMP Worldwide, Inc. ("Monster Worldwide"), occupying approximately 30,816 square feet, or approximately 6.0% of the net rentable area. Monster Worldwide is an online employment services company and the parent company of Monster, a leading global careers website. The Monster Worldwide lease expires in September 2010.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o MANAGEMENT. TAG Management, LLC, an affiliate of one of the sponsors, is the property manager for the Mortgaged Property securing the 444 North Michigan Avenue Loan.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL
                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               INDEPENDENCE PLAZA
--------------------------------------------------------------------------------



                                [PHOTO OMITTED]



             [PHOTO OMITTED]                      [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               INDEPENDENCE PLAZA
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               INDEPENDENCE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $44,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    4.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                               Amstar Group and American Realty Advisors
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.060%
MATURITY DATE                                                   August 11, 2009
AMORTIZATION TYPE                                                 Interest Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           60 / IO
LOCKBOX                                                               Springing
SHADOW RATING (S&P/MOODY'S)*                                             A/Baa2

UP-FRONT RESERVES
  TAX                          Yes
  ENGINEERING                  $326,238

ONGOING MONTHLY RESERVES
  TAX                          Yes

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $44,000,000
CUT-OFF DATE BALANCE/SF                                                     $78
CUT-OFF DATE LTV                                                          51.5%
MATURITY DATE LTV                                                         51.5%
UW DSCR ON NCF                                                            2.94x

--------------------------------------------------------------------------------

* S&P and Moody's have confirmed that the Independence Plaza Loan has, in the context of its inclusion in the trust, credit characteristics consistent with an investment-grade obligation.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Denver, CO
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               561,957
OCCUPANCY AS OF JUNE 11, 2004                                             87.7%
YEAR BUILT / YEAR RENOVATED                                         1971 / 1995
APPRAISED VALUE                                                     $85,500,000
PROPERTY MANAGEMENT                                      Transwestern/Mile High
                                                       Commercial Services, LLC
UW ECONOMIC OCCUPANCY                                                     87.9%
UW REVENUES                                                         $12,441,154
UW TOTAL EXPENSES                                                    $5,102,305
UW NET OPERATING INCOME (NOI)                                        $7,338,849
UW NET CASH FLOW (NCF)                                               $6,547,188

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               INDEPENDENCE PLAZA
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                       NET      % OF NET                                % OF
                                     RATINGS*        RENTABLE   RENTABLE    ACTUAL                     ACTUAL    DATE OF LEASE
            TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
AT&T .........................     Baa2/BBB/BB+       59,940       10.7%  $ 17.63     $  1,056,619       10.3%    August 2008
Questar ......................       A2/A+/NR         38,333        6.8   $ 21.00          804,993        7.8     August 2007
Kennedy, Christopher, Childs &
  Fogg .......................       NR/NR/NR         30,302        5.4   $ 22.19          672,401        6.6   February 2010
Boldtech Systems .............       NR/NR/NR         27,859        5.0   $ 26.31          733,101        7.1     August 2006
CQG, Inc. ....................       NR/NR/NR         26,101        4.6   $ 23.49          613,113        6.0    October 2009
Non-major tenants ............                       310,156       55.2   $ 20.58        6,382,803       62.2
Vacant .......................                        69,266       12.3                          0        0.0
                                                     -------      -----               ------------      -----
TOTAL ........................                       561,957      100.0%              $ 10,263,030      100.0%
                                                     =======      =====               ============      =====   ==============
-------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                                   WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
     YEAR           ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
----------------------------------------------------------------------------------------------------------------------------
     2004               3          $ 21.18       11,396           2.0%            2.0%           2.4%              2.4%
     2005               9          $ 18.79       56,740          10.1%           12.1%          10.4%             12.7%
     2006              14          $ 23.83       97,357          17.3%           29.4%          22.6%             35.3%
     2007               7          $ 20.92       65,809          11.7%           41.2%          13.4%             48.8%
     2008               9          $ 18.10       88,677          15.8%           56.9%          15.6%             64.4%
     2009               9          $ 22.48       71,213          12.7%           69.6%          15.6%             80.0%
     2010               2          $ 22.19       30,302           5.4%           75.0%           6.6%             86.5%
     2011               5          $ 19.71       48,956           8.7%           83.7%           9.4%             96.0%
     2012               2          $ 23.11        5,791           1.0%           84.7%           1.3%             97.3%
     2013               1          $ 30.00        3,849           0.7%           85.4%           1.1%             98.4%
     2014               2          $ 13.19       12,601           2.2%           87.7%           1.6%            100.0%
  Thereafter            0          $  0.00            0           0.0%           87.7%           0.0%            100.0%
    Vacant              0            N/A         69,266          12.3%          100.0%           0.0%            100.0%
----------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                               INDEPENDENCE PLAZA
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Independence Plaza Loan") is secured by a first mortgage encumbering an office building located in Denver, Colorado. The Independence Plaza Loan represents approximately 4.0% of the Cut-Off Date Pool Balance. The Independence Plaza Loan was originated on July 14, 2004, and has a principal balance as of the Cut-Off Date of $44,000,000. The Independence Plaza Loan provides for interest-only payments for its entire term.

     The Independence Plaza Loan has a remaining term of 60 months and matures on August 11, 2009. The Independence Plaza Loan may be prepaid on or after May 11, 2009, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Amstar-ARA Denver, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Independence Plaza Loan. The sponsors of the borrower are Amstar Group and American Realty Advisors. Amstar Group is headquartered at the Mortgaged Property, and its portfolio includes approximately 29 commercial properties, consisting mostly of hospitality, multifamily and office properties. American Realty Advisors is based in Glendale, California, and advises public and corporate pension funds, endowments, foundations and trust funds.

o THE PROPERTY. The Mortgaged Property is an approximately 561,957 square foot office building situated on approximately 2.5 acres. The Mortgaged property was constructed in 1971 and renovated in 1995. The Mortgaged Property is located in Denver, Colorado. As of June 11, 2004, the occupancy rate for the Mortgaged Property securing the Independence Plaza Loan was approximately 87.7%.

     The largest tenant is AT&T, occupying approximately 59,940 square feet, or approximately 10.7% of the net rentable area. AT&T is a market leader in local, long distance and internet services, as well as transaction-based services such as prepaid cards, collect calling and directory assistance. As of July 23, 2004, AT&T was rated "Baa2" (Moody's), "BBB" (S&P) and "BB+" (Fitch). The AT&T lease expires in August 2008. The second largest tenant is Questar, occupying approximately 38,333 square feet, or approximately 6.8% of the net rentable area under two separate leases. Questar is an energy holding company whose primary utility subsidiary, Questar Gas, distributes natural gas to more than 770,000 customers in Utah, southwestern Wyoming and southeastern Idaho. As of July 23, 2004, Questar was rated "A2" (Moody's) and "A+" (S&P). Both Questar leases expire in August 2007. The third largest tenant is Kennedy, Christopher, Childs & Fogg, ("KCCF"), occupying approximately 30,302 square feet under two separate leases, or approximately 5.4% of the net rentable area. Based in Denver, KCCF is a litigation and problem management law firm. Both KCCF leases expire in February 2010.

o LOCK BOX ACCOUNT. At any time during the term of the Independence Plaza Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 2.25x, or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account and 100% of excess cash flow will be swept into an account controlled by the mortgagee.

o MANAGEMENT. Transwestern/Mile High Commercial Services, LLC ("Transwestern") is the property manager for the Mortgaged Property securing the Independence Plaza Loan. Formed in February 2004 from the merger of Transwestern Commercial Services and Mile High Properties, Transwestern operates in 22 cities across the United States and oversees the management and leasing of approximately 500 properties representing approximately 150 million square feet.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                        FBI FIELD OFFICE -- BALTIMORE, MD
--------------------------------------------------------------------------------



                                [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                        FBI FIELD OFFICE -- BALTIMORE, MD
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                        FBI FIELD OFFICE -- BALTIMORE, MD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Artesia
CUT-OFF DATE BALANCE                                                $41,900,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.8%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                       Anthony Hai, Christopher Penrose,
                                               and NGP Capital Partners III LLC
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            6.240%
MATURITY DATE                                                   August 11, 2013
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD(1)                                                      24
ORIGINAL TERM / AMORTIZATION(1)                                       108 / 360
REMAINING TERM / AMORTIZATION(1)                                      108 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES
TAX/INSURANCE                Yes
RETENTION(2)                 $2,600,000
OCCUPANCY(3)                 $100,000

ONGOING MONTHLY RESERVES
TAX/INSURANCE                Yes
REPLACEMENT                  $2,596
TI/LC(4)                     Springing

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $41,900,000
CUT-OFF DATE BALANCE/SF                                                    $269
CUT-OFF DATE LTV                                                          75.1%
MATURITY DATE LTV                                                         66.6%
UW DSCR ON NCF(1)(5)                                                      1.42x

--------------------------------------------------------------------------------

(1) Fixed monthly payments of principal and interest for the first 12 months on a 20-year amortization schedule, interest-only payments for months 13 through 36, and thereafter, fixed monthly payments of principal and interest on a 30-year amortization schedule.

(2) Funds to be released upon satisfaction of the following conditions: (i) evidence of the completion of the punchlist items, (ii) final, unconditional lien waivers from the general contractor and all subcontractors for the construction of the property, and (iii) an affidavit from the seller of the Mortgaged Property that no notification has been received regarding mechanic's or materialmen's liens. The Borrower may draw up to 75% of the reserves on deposit to be applied against contractor invoices with $650,000 remaining on deposit until all punchlist items are completed and final lien waivers are received and an affidavit from the seller of the Mortgaged Property has been received confirming that no notification has been received regarding mechanic's or materialmen's liens.

(3) Funds to be released upon receipt of a final unconditional Certificate of Occupancy with respect to the leased premises of the tenant.

(4) Unless and until the General Services Administration renews or extends its lease at a minimum rent of $40.01 per square foot for its current space (155,755 sf) with a term expiring no earlier than June 30, 2019 prior to the stated dates, letters of credit or cash flow sweeps will be required as follows: (i) a $2,000,000 letter of credit on August 11, 2011, or if a letter of credit is not posted, a cash flow sweep will commence on that date and continue until such time as the total sweep deposits equal at least the amount of the required letter of credit; (ii) a $2,000,000 letter of credit on August 11, 2012, or if a letter of credit is not posted, a cash flow sweep will commence on that date and continue until such time as the total sweep deposits equal at least the amount of the required letter of credit; and (iii) a letter of credit in the amount of $3,000,000 to be posted on the anticipated repayment date of August 11, 2013. The total letters of credit or cash available on the anticipated repayment date will be $7,000,000. The funds will be released if and when the release conditions are met. On or after August 11, 2013, disbursements from the reserve account may be made, at the mortgagee's sole option, to pay down the unpaid balance of the Loan.

(5)  Annual debt service based on a 30-year amortization.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                          Baltimore, MD
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               155,755
OCCUPANCY AS OF JUNE 7, 2004                                              100.0%
YEAR BUILT / YEAR RENOVATED                                          2004 / N/A
APPRAISED VALUE                                                     $55,800,000
PROPERTY MANAGEMENT                             Real Assets Management Co., LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $5,919,756
UW TOTAL EXPENSES                                                    $1,332,459
UW NET OPERATING INCOME (NOI)                                        $4,587,297
UW NET CASH FLOW (NCF)                                               $4,405,554

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                        FBI FIELD OFFICE -- BALTIMORE, MD
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------------
                                                           NET      % OF NET                               % OF
                                         RATINGS*        RENTABLE   RENTABLE    ACTUAL                    ACTUAL    DATE OF LEASE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------
United States Government ......... Aaa/AAA/AAA           155,755      100.0%  $ 40.01     $6,231,322       100.0%    June 2014
Vacant ...........................                             0        0.0                        0         0.0
                                                         -------      -----               ----------       -----
TOTAL ............................                       155,755      100.0%              $6,231,322       100.0%
                                                         =======      =====               ==========       =====
----------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

---------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
--------   -------------   -----------   ----------   -------------   ------------   -------------   ----------------
  2014           1           $ 40.01      155,755         100.0%         100.0%          100.0%           100.0%
---------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                        FBI FIELD OFFICE -- BALTIMORE, MD
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "FBI Field Office -- Baltimore, MD Loan") is secured by a first mortgage encumbering an office building located in Baltimore, Maryland. The FBI Field Office -- Baltimore, MD Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The FBI Field Office -- Baltimore, MD Loan was originated on June 24, 2004, and has a principal balance as of the Cut-Off Date of $41,900,000. The FBI Field Office-Baltimore, MD Loan provides for fixed monthly payments of principal and interest for the first 12 months of its term on a 20-year amortization schedule, interest-only payments for the next 24 months, and, thereafter, fixed monthly payments of principal and interest on a 30-year amortization schedule.

     The FBI Field Office -- Baltimore, MD Loan has a remaining term of 108 months to its anticipated repayment date of August 11, 2013. The FBI Field Office -- Baltimore, MD Loan may be prepaid on or after June 11, 2013, and permits defeasance with United States government obligations beginning three years after the first payment date.

o THE BORROWER. The Borrower is Maryland Funding, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the FBI Field Office -- Baltimore, MD Loan. The sponsors of the borrower are Anthony Hai, Christopher Penrose and NGP Capital Partners III LLC. NGP Capital, LLC, an affiliate of the sponsors, has an option to purchase all of the shares of the borrower's sole member, Baltimore Assets, LLC between the 12th and 18th months after completion of the improvements. Upon completion of the transfer, Mr. Hai and Mr. Penrose will be released from further liability under the FBI Field Office -- Baltimore, MD Loan. Mr. Hai and Mr. Penrose have been partners in a nationwide development and investment program of General Services Administration ("GSA") build-to-suit properties. NGP Capital Partners III LLC specializes in the acquisition of properties leased to GSA and other properties with leases to investment- grade tenants.

o THE PROPERTY. The Mortgaged Property is an approximately 155,755 square foot office building situated on approximately 10.9 acres. The Mortgaged Property was constructed in 2004. The Mortgaged Property is located in Baltimore, Maryland. As of June 7, 2004, the occupancy rate for the Mortgaged Property securing the FBI Field Office -- Baltimore, MD Loan was approximately 100.0%. The sole tenant is the United States Government, occupying approximately 155,755 square feet, or the entire net rentable area. The building was built specifically for the United States Federal Bureau of Investigation as one of 56 field offices located in major cities throughout the United States and Puerto Rico. The United States Government lease expires in June 2014.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of August 11, 2013, if the FBI Field Office -- Baltimore, MD Loan is not paid in full, the FBI Field Office -- Baltimore, MD Loan enters into a hyper-amortization period through August 11, 2034. The interest rate applicable to the FBI Field Office -- Baltimore, MD Loan during such hyper-amortization period will increase to the greater of 4% over the mortgage rate or 3.65% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Real Assets Management Co., LLC, an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the FBI Field Office -- Baltimore, MD Loan.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                      BARNEYS NEW YORK -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------



                                [PHOTO OMITTED]



             [PHOTO OMITTED]                       [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                      BARNEYS NEW YORK -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                      BARNEYS NEW YORK -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $37,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                           Stanley Cayre
TYPE OF SECURITY                                                      Leasehold
MORTGAGE RATE                                                            5.780%
MATURITY DATE                                                   August 11, 2014
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         120 / 360
LOCKBOX                                                                     Yes

UP-FRONT RESERVES               None
  ONGOING MONTHLY RESERVES
   TI/LC*                       Springing

ADDITIONAL FINANCING                                                       None
CUT-OFF DATE BALANCE                                                $37,000,000
CUT-OFF DATE BALANCE/SF                                                    $322
CUT-OFF DATE LTV                                                           74.0%
MATURITY DATE LTV                                                          62.3%
UW DSCR ON NCF                                                            1.27x

--------------------------------------------------------------------------------

* In the event the net worth of Barneys New York falls to less than $80 million, monthly reserves for tenant improvements and leasing commissions are required in the amount of $25,000, up to a maximum amount of $1,000,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                      Beverly Hills, CA
PROPERTY TYPE                                         Retail -- Shadow Anchored
SIZE (SF)                                                               114,978
OCCUPANCY AS OF JULY 12, 2004                                            100.0%
YEAR BUILT / YEAR RENOVATED                                           1993 / NA
APPRAISED VALUE                                                     $50,000,000
PROPERTY MANAGEMENT                                      Jenel Management Corp.
UW ECONOMIC OCCUPANCY                                                     98.0%
UW REVENUES                                                          $3,358,320
UW TOTAL EXPENSES                                                       $33,583
UW NET OPERATING INCOME (NOI)                                        $3,324,737
UW NET CASH FLOW (NCF)                                               $3,306,961

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                      BARNEYS NEW YORK -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                                                   NET      % OF NET                               % OF
                                 RATINGS*        RENTABLE   RENTABLE    ACTUAL                    ACTUAL    DATE OF LEASE
          TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT      RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------
Barneys New York .........       NR/B/NR         114,978      100.0%  $ 29.80     $ 3,426,857      100.0%   January 2019
Vacant ...................                             0        0.0                         0        0.0
                                                 -------      -----               -----------      -----
TOTAL ....................                       114,978      100.0%              $ 3,426,857      100.0%
                                                 =======      =====               ===========      =====
-------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------------
  2019           1           $ 29.80     114,978          100.0%         100.0%          100.0%           100.0%
-------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                      BARNEYS NEW YORK -- BEVERLY HILLS, CA
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Barneys New York -- Beverly Hills, CA Loan") is secured by a first mortgage encumbering a shadow anchored retail building located in Beverly Hills, California. The Barneys New York -- Beverly Hills, CA Loan represents approximately 3.4% of the Cut-Off Date Pool Balance. The Barneys New York -- Beverly Hills, CA Loan was originated on July 12, 2004, and has a principal balance as of the Cut-Off Date of $37,000,000.

     The Barneys New York -- Beverly Hills, CA Loan has a remaining term of 120 months and matures on August 11, 2014. The Barneys New York -- Beverly Hills, CA Loan may be prepaid on or after June 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Flagship Partners II LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Barneys New York -- Beverly, Hills, CA Loan. The sponsor of the borrower is Stanley Cayre. Members of the Cayre family are active investors in large real estate projects and have been equity investors in several prominent New York properties.

o THE PROPERTY. The Mortgaged Property is an approximately 114,978 square foot single tenant shadow anchored retail building situated on approximately 0.8 acres. The Mortgaged Property was constructed in 1993. The Mortgaged Property is located in Beverly Hills, California, within the Los Angeles-Long Beach-Santa Ana, California metropolitan statistical area. As of July 12, 2004, the occupancy rate for the Mortgaged Property securing the Barneys New York -- Beverly Hills, CA Loan was approximately 100.0%.

     The sole tenant is Barneys New York, Inc. ("Barneys New York"), occupying approximately 114,978 square feet, or the entire net rentable area. Barneys New York features designer apparel for men, women, and children, shoes, accessories and home furnishings. Barneys New York operates nine full-price stores including flagship stores in New York City, New York, Beverly Hills, California and Chicago, Illinois, as well as 12 outlets. As of July 23, 2004, Barneys New York was rated "B" (S&P). The Barneys New York lease expires in January 2019.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o MANAGEMENT. Jenel Management Corp., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Barneys New York -- Beverly Hills, CA Loan.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  1750 H STREET
--------------------------------------------------------------------------------


                                                  [PHOTO OMITTED]



             [PHOTO OMITTED]



                                                  [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  1750 H STREET
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  1750 H STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $35,400,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                       National Treasury Employees Union
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.600%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM / AMORTIZATION                                          120 / 300
REMAINING TERM / AMORTIZATION                                         119 / 300
LOCKBOX                                                               Springing

UP-FRONT RESERVES
   TAX/INSURANCE               Yes

ONGOING MONTHLY RESERVES
   TAX/INSURANCE               Yes
   REPLACEMENT                 $641
   TI/LC*                      Springing

ADDITIONAL FINANCING                                                       None
CUT-OFF DATE BALANCE                                                $35,400,000
CUT-OFF DATE BALANCE/SF                                                    $318
CUT-OFF DATE LTV                                                           74.5%
MATURITY DATE LTV                                                          58.5%
UW DSCR ON NCF                                                            1.26x

--------------------------------------------------------------------------------

* Beginning in January 2010, the borrower is required to deposit $8,000 per month into a tenant improvements/leasing commissions reserve. Funds will be released when space occupied by the Bank-Fund Staff Federal Credit Union has been renewed for a five-year term, or if the tenant does not renew, funds may be used to pay the costs associated with leasing this space to new tenants with lease terms approved by the mortgagee.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Washington, DC
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                               111,373
OCCUPANCY AS OF MAY 31, 2004                                             100.0%
YEAR BUILT / YEAR RENOVATED                                           2002 / NA
APPRAISED VALUE                                                     $47,500,000
PROPERTY MANAGEMENT                       CarrAmerica Real Estate Services, LLC
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $5,274,073
UW TOTAL EXPENSES                                                    $1,865,242
UW NET OPERATING INCOME (NOI)                                        $3,408,831
UW NET CASH FLOW (NCF)                                               $3,317,365

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  1750 H STREET
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                   TENANT SUMMARY
---------------------------------------------------------------------------------------
                                                                   NET      % OF NET
                                                 RATINGS*        RENTABLE   RENTABLE
                  TENANT                    MOODY'S/S&P/FITCH   AREA (SF)     AREA
---------------------------------------------------------------------------------------
National Treasury Employees Union ........   NR/NR/NR            63,212       56.8%
Bank-Fund Staff Federal Credit Union .....   NR/NR/NR            23,845       21.4
Wells Fargo ..............................   Aa1/AA--/AA         13,807       12.4
The Oliver Carr Company ..................   NR/NR/NR             6,794        6.1
Furman Group .............................   NR/NR/NR             2,394        2.1
Non-major tenants ........................                        1,321        1.2
Vacant ...................................                            0        0.0
                                                                 ------      -----
TOTAL ....................................                      111,373      100.0%
                                                                =======      =====
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   TENANT SUMMARY
-------------------------------------------------------------------------------------------------
                                                                          % OF
                                            ACTUAL RENT                  ACTUAL    DATE OF LEASE
                  TENANT                        PSF       ACTUAL RENT     RENT       EXPIRATION
-------------------------------------------------------------------------------------------------
National Treasury Employees Union ........    $ 32.99     $ 2,085,364      59.9%    December 2017
Bank-Fund Staff Federal Credit Union .....    $ 28.77         686,021      19.7    September 2013
Wells Fargo ..............................    $ 29.06         401,176      11.5      October 2012
The Oliver Carr Company ..................    $ 29.65         201,442       5.8      October 2012
Furman Group .............................    $ 30.00          71,820       2.1         July 2010
Non-major tenants ........................    $ 26.00          34,346       1.0         July 2013
Vacant ...................................                          0       0.0
                                                          -----------     -----
TOTAL ....................................                $ 3,480,169     100.0%
                                                          ===========     =====
-------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                                   WA BASE                                  CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                  # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
     YEAR           ROLLING        ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
--------------------------------------------------------------------------------------------------------------------------
     2004              0          $  0.00            0           0.0%            0.0%           0.0%              0.0%
     2005              0          $  0.00            0           0.0%            0.0%           0.0%              0.0%
     2006              0          $  0.00            0           0.0%            0.0%           0.0%              0.0%
     2007              0          $  0.00            0           0.0%            0.0%           0.0%              0.0%
     2008              0          $  0.00            0           0.0%            0.0%           0.0%              0.0%
     2009              0          $  0.00            0           0.0%            0.0%           0.0%              0.0%
     2010              1          $ 30.00        2,394           2.1%            2.1%           2.1%              2.1%
     2011              0          $  0.00            0           0.0%            2.1%           0.0%              2.1%
     2012              3          $ 29.25       20,601          18.5%           20.6%          17.3%             19.4%
     2013              2          $ 28.62       25,166          22.6%           43.2%          20.7%             40.1%
     2014              0          $  0.00            0           0.0%           43.2%           0.0%             40.1%
  Thereafter           1          $ 32.99       63,212          56.8%          100.0%          59.9%            100.0%
    Vacant             0            N/A              0           0.0%          100.0%           0.0%            100.0%
--------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                  1750 H STREET
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "1750 H Street Loan") is secured by a first mortgage encumbering an office building located in Washington, DC. The 1750 H Street Loan represents approximately 3.2% of the Cut-Off Date Pool Balance. The 1750 H Street Loan was originated on June 18, 2004, and has a principal balance as of the Cut-Off Date of $35,400,000. The 1750 H Street Loan provides for interest-only payments for the first 12 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 1750 H Street Loan has a remaining term of 119 months to its anticipated repayment date of July 11, 2014. The 1750 H Street Loan may be prepaid on or after January 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is NTEU 1750 H Street LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1750 H Street Loan. The sponsor of the borrower is the National Treasury Employees Union ("NTEU"), which is the largest tenant.

o THE PROPERTY. The Mortgaged Property is an approximately 111,373 square foot office building situated on approximately 0.3 acres. The Mortgaged Property was constructed in 2002. The Mortgaged Property is located in Washington, DC. As of May 31, 2004, the occupancy rate for the Mortgaged Property securing the 1750 H Street Loan was approximately 100.0%.

     The largest tenant is NTEU (the sponsor of the borrower), occupying approximately 63,212 square feet, or approximately 56.8% of the net rentable area. NTEU is the largest independent, non-postal federal employee union, representing approximately 150,000 non-supervisory federal employees in every classification and pay level in approximately 29 government agencies. The NTEU lease expires in December 2017. The second largest tenant is Bank-Fund Staff Federal Credit Union ("Bank-Fund Staff FCU"), occupying approximately 23,845 square feet, or approximately 21.4% of the net rentable area. The Bank-Fund Staff FCU is a full-service financial cooperative, primarily serving the staffs of The World Bank Group and the International Monetary Fund. The Bank-Fund Staff FCU lease expires in September 2013. The third largest tenant is Wells Fargo & Company ("Wells Fargo"), occupying approximately 13,807 square feet, or approximately 12.4% of the net rentable area. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance to consumers, businesses and institutions in all 50 states of the United States as well as in other countries. As of July 23, 2004, Wells Fargo was rated "Aa1" (Moody's), "AA--" (S&P) and "AA" (Fitch). The Wells Fargo lease expires in October 2012.

o LOCK BOX ACCOUNT. If the 1750 H Street Loan is not repaid in full on or prior to May 11, 2014, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of July 11, 2014, if the 1750 H Street Loan is not paid in full, the 1750 H Street Loan enters into a hyper-amortization period through July 1, 2029. The interest rate applicable to the 1750 H Street Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. CarrAmerica Real Estate Services, LLC is the property manager for the Mortgaged Property securing the 1750 H Street Loan. CarrAmerica Real Estate Services, LLC is the leasing and/or managing agent for approximately 20 million square feet of office space.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         AYLESBURY FARMS APARTMENT HOMES
--------------------------------------------------------------------------------



            [PHOTO OMITTED]                        [PHOTO OMITTED]



                                [PHOTO OMITTED]



            [PHOTO OMITTED]                        [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         AYLESBURY FARMS APARTMENT HOMES
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         AYLESBURY FARMS APARTMENT HOMES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $33,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                                        Steven M. Rayman
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.660%
MATURITY DATE                                                   August 11, 2014
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         120 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                 Yes
  W&D/FITNESS*                  $1,000,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                 Yes
  REPLACEMENT                   $7,125

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $33,000,000
CUT-OFF DATE BALANCE/UNIT                                               $86,842
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          74.5%
UW DSCR ON NCF                                                            1.31x

--------------------------------------------------------------------------------

* Reserve established for the costs of a fully equipped fitness facility as well as the installation of washers & dryers in each unit.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Duluth, GA
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                380
OCCUPANCY AS OF JULY 6, 2004                                              92.1%
YEAR BUILT / YEAR RENOVATED                                         1996 / 2000
APPRAISED VALUE                                                     $41,250,000
PROPERTY MANAGEMENT                                  Executive Affiliates, Inc.
UW ECONOMIC OCCUPANCY                                                     86.0%
UW REVENUES                                                          $4,618,834
UW TOTAL EXPENSES                                                    $1,546,491
UW NET OPERATING INCOME (NOI)                                        $3,072,343
UW NET CASH FLOW (NCF)                                               $2,986,843

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         AYLESBURY FARMS APARTMENT HOMES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                UNIT MIX
--------------------------------------------------------------------------------------------------------
                           NO. OF       APPROXIMATE      APPROXIMATE
       UNIT MIX             UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA         RENTAL RATE
--------------------------------------------------------------------------------------------------------
    1 BR/1 BA .........      106             960        101,760            20.4%             $898
    2 BR/2 BA .........      206           1,415        291,490            58.5             $1,088
    3 BR/2 BA .........       68           1,543        104,924            21.1             $1,235
                             ---                        -------           -----
                             380           1,311        498,174           100.0%         $1,061/$0.81/SF
                             ===                        =======           =====
--------------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         AYLESBURY FARMS APARTMENT HOMES
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Aylesbury Farms Apartment Homes Loan") is secured by a first mortgage encumbering a 380-unit multifamily complex located in Duluth, Georgia. The Aylesbury Farms Apartment Homes Loan represents approximately 3.0% of the Cut-Off Date Pool Balance. The Aylesbury Farms Apartment Homes Loan was originated on July 30, 2004, and has a principal balance as of the Cut-Off Date of $33,000,000. The Aylesbury Farms Apartment Homes Loan provides for interest only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Aylesbury Farms Apartment Homes Loan has a remaining term of 120 months and matures on August 11, 2014. The Aylesbury Farms Apartment Homes Loan may be prepaid on or after March 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Aylesbury Farms, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Aylesbury Farms Apartment Homes Loan. The sponsor of the borrower is Steven M. Rayman. Mr. Rayman is the founder of Big Rock Group, which owns and/or manages upscale multifamily complexes and full-service hotels throughout the United States.

o THE PROPERTY. The Mortgaged Property is a 380-unit conventional apartment complex consisting of 25 buildings situated on approximately 34.3 acres. The Mortgaged Property was constructed in 1996 and renovated in 2000. The Mortgaged Property is located in Duluth, Georgia, within the Atlanta-Sandy Springs-Marietta, Georgia metropolitan statistical area. The Mortgaged Property includes such amenities as a gated entrance, clubhouse, business center, 2 swimming pools, laundry facilities, car care center and garages. As of July 6, 2004, the occupancy rate for the Mortgaged Property securing the Aylesbury Farms Apartment Homes Loan was approximately 92.1%.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o PROPERTY MANAGEMENT. Executive Affiliates, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Aylesbury Farms Apartment Homes Loan. Executive Affiliates, Inc. and its affiliates currently manage over 7,500 multifamily units located in Arizona, Florida, Georgia, Indiana, Kansas, Michigan, Minnesota, Nebraska, Nevada, Texas and Utah.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            KENNEDY RIDGE APARTMENTS
--------------------------------------------------------------------------------



                                [PHOTO OMITTED]



                                [PHOTO OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            KENNEDY RIDGE APARTMENTS
--------------------------------------------------------------------------------



                                 [MAP OMITTED]



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            KENNEDY RIDGE APARTMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $29,973,130
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    2.7%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                   Roger H. Thompson and James R. Michie
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.700%
MATURITY DATE                                                     July 11, 2009
AMORTIZATION TYPE                                                           ARD
ORIGINAL TERM / AMORTIZATION                                           60 / 360
REMAINING TERM / AMORTIZATION                                          59 / 359
LOCKBOX                                                               Springing

UP-FRONT RESERVES
   INSURANCE                     Yes
   ENGINEERING                   $371,625

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                 Yes
   REPLACEMENT                   $19,340

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $29,973,130
CUT-OFF DATE BALANCE/UNIT                                               $31,255
CUT-OFF DATE LTV                                                          76.1%
MATURITY DATE LTV                                                         70.9%
UW DSCR ON NCF                                                            1.23x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Denver, CO
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                959
OCCUPANCY AS OF JUNE 1, 2004                                              83.9%
YEAR BUILT / YEAR RENOVATED                                         1972 / 2002
APPRAISED VALUE                                                     $39,400,000
PROPERTY MANAGEMENT                             Thompson Michie Associates Inc.
UW ECONOMIC OCCUPANCY                                                     82.2%
UW REVENUES                                                          $5,866,932
UW TOTAL EXPENSES                                                    $3,056,455
UW NET OPERATING INCOME (NOI)                                        $2,810,477
UW NET CASH FLOW (NCF)                                               $2,578,399

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            KENNEDY RIDGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             UNIT MIX
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA         RENT RATE
--------------------------------------------------------------------------------------------------
Studio ............      108           368              39,744          6.0%            $450
1 BR/1 BA .........      515           637             327,950         49.4             $541
2 BR/1 BA .........      120           850             102,000         15.4             $645
2 BR/2 BA .........      216           900             194,400         29.3             $710
                         ---                           -------        -----
                         959           692             664,094        100.0%        $531/$0.77/SF
                         ===                           =======        =====
--------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            KENNEDY RIDGE APARTMENTS
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Kennedy Ridge Apartments Loan") is secured by a first mortgage encumbering a 959-unit multifamily complex located in Denver, Colorado. The Kennedy Ridge Apartments Loan represents approximately 2.7% of the Cut-Off Date Pool Balance. The Kennedy Ridge Apartments Loan was originated on June 30, 2004, and has a principal balance as of the Cut-Off Date of $ 29,973,130.

     The Kennedy Ridge Apartments Loan has a remaining term of 59 months to its anticipated repayment date of July 11, 2009. The Kennedy Ridge Apartments Loan may be prepaid on or after May 11, 2009, and permits defeasance with United States government obligations beginning four years after the first payment date.

o THE BORROWER. The borrower is Fairways Apartments, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Kennedy Ridge Apartments Loan. The sponsors of the borrower are James R. Michie and Roger H. Thompson, who are principals in Thompson Michie Associates and have been in the real estate business since 1973. Thompson Michie Associates has experience managing and developing properties, including office buildings, industrial space, apartments and condominiums, for its own account as well as for clients.

o THE PROPERTY. The Mortgaged Property is a 959-unit garden-style apartment complex consisting of 37 buildings situated on approximately 29.5 acres. The Mortgaged Property was constructed in phases beginning in 1972 and renovated between 1996 and 2002. The Mortgaged Property is located in Denver, Colorado. The Mortgaged Property includes such amenities as 3 tennis courts, a basketball court, 2 swimming pools, a hot tub, a playground, a combination leasing office/clubhouse, a sauna and a fitness center. As of June 1, 2004, the occupancy rate for the Mortgaged Property securing the Kennedy Ridge Apartments Loan was approximately 83.9%.

o LOCK BOX ACCOUNT. If the Kennedy Ridge Apartments Loan is not repaid in full on or prior to May 11, 2009, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of July 11, 2009, if the Kennedy Ridge Apartments Loan is not paid in full, the Kennedy Ridge Apartments Loan enters into a hyper-amortization period through July 11, 2034. The interest rate applicable to the Kennedy Ridge Apartments Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o PROPERTY MANAGEMENT. Thompson Michie Associates Inc. ("TMA"), an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the Kennedy Ridge Apartments Loan. TMA is a full-service management and real estate investment company, with a current real estate portfolio of over 5,000 apartment units in Nevada, Utah, Arizona, Colorado and New Mexico.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                          BEL VILLAGGIO, PHASES I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $17,985,042
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                            Rudi Bianchi
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.990%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                           ARD
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 359
LOCKBOX                                                               Springing

UP-FRONT RESERVES
  TAX/INSURANCE             Yes
  TI/LC                     $90,000
  OCCUPANCY*                $2,500,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE             Yes
  REPLACEMENT               $644

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $17,985,042
CUT-OFF DATE BALANCE/SF                                                    $233

CUT-OFF DATE LTV                                                          76.5%
MATURITY DATE LTV                                                         64.9%
UW DSCR ON NCF                                                            1.21x

--------------------------------------------------------------------------------

* To be released upon the property achieving certain occupancy levels, with $1,250,000 released when the occupancy rate equals or exceeds 82.5%, and the final $1,250,000 released when the occupancy rate equals or exceeds 87%.


                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           Temecula, CA
PROPERTY TYPE                                         Retail -- Shadow Anchored
SIZE (SF)                                                                77,251
OCCUPANCY AS OF JUNE 9, 2004                                              80.9%
YEAR BUILT / YEAR RENOVATED                                           2002 / NA
APPRAISED VALUE                                                     $23,500,000
PROPERTY MANAGEMENT                                    Grubb & Ellis Management
                                                                 Services, Inc.
UW ECONOMIC OCCUPANCY                                                     87.0%
UW REVENUES                                                          $2,312,376
UW TOTAL EXPENSES                                                      $688,989
UW NET OPERATING INCOME (NOI)                                        $1,623,388
UW NET CASH FLOW (NCF)                                               $1,561,181

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                          BEL VILLAGGIO, PHASES I & II
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------------
                                                         NET      % OF NET                              % OF
                                       RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
             TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------
Macaroni Grill .................      NR/NR/NR           6,876        8.9%   $ 13.09    $    90,000       5.8%     April 2018
Stuffs Pizza ...................      NR/NR/NR           4,326        5.6    $ 26.40        114,206       7.4      April 2023
USA Credit Union ...............      NR/NR/NR           3,865        5.0    $ 27.00        104,355       6.7   February 2008
Original Pancake House .........      NR/NR/NR           3,729        4.8    $ 23.40         87,259       5.6   December 2013
Room 107 Furniture .............      NR/NR/NR           2,924        3.8    $ 22.20         64,913       4.2    October 2013
Non-major tenants ..............                        40,741       52.7    $ 26.75      1,089,981      70.3
Vacant .........................                        14,790       19.1                         0       0.0
                                                        ------      -----               -----------     -----
TOTAL ..........................                        77,251      100.0%              $ 1,550,714     100.0%
                                                        ======      =====               ===========     =====
-------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                           CRANBROOK AT BILTMORE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $17,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                    Biltmore Farms, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.710%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                         24
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 360
LOCKBOX                                                               Springing

UP-FRONT RESERVES
  TAX                         Yes

ONGOING MONTHLY RESERVES
  TAX                         Yes

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $17,800,000
CUT-OFF DATE BALANCE/UNIT                                               $64,493
CUT-OFF DATE LTV                                                          78.1%
MATURITY DATE LTV                                                         68.7%
UW DSCR ON NCF                                                            1.24x

--------------------------------------------------------------------------------



                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                              Arden, NC
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                276
OCCUPANCY AS OF JUNE 16, 2004                                             93.5%
YEAR BUILT / YEAR RENOVATED                                           2002 / NA
APPRAISED VALUE                                                     $22,800,000
PROPERTY MANAGEMENT                                              Crosland, Inc.
UW ECONOMIC OCCUPANCY                                                     86.4%
UW REVENUES                                                          $2,581,589
UW TOTAL EXPENSES                                                      $971,461
UW NET OPERATING INCOME (NOI)                                        $1,610,127
UW NET CASH FLOW (NCF)                                               $1,541,127

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                           CRANBROOK AT BILTMORE PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             UNIT MIX
--------------------------------------------------------------------------------------------------
                       NO. OF       APPROXIMATE      APPROXIMATE
      UNIT MIX          UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RATE
--------------------------------------------------------------------------------------------------
1 BR/1 BA .........       78             792            61,741         21.4%    $         707
2 BR/1 BA .........       52             991            51,535         17.9     $         787
2 BR/2 BA .........      113           1,101           124,413         43.2     $         830
3 BR/2 BA .........       33           1,521            50,188         17.4     $       1,217
                         ---                           -------        -----
                         276           1,043           287,877        100.0%    $ 833/$0.80/SF
                         ===                           =======        =====
--------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                     SUMMER VIEW AT SHERMAN OAKS APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $16,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                     Resource Real Estate Holdings, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.910%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         36
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                 Yes
  ENGINEERING                   $31,239

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                 Yes
  REPLACEMENT                   $2,833

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $16,000,000
CUT-OFF DATE BALANCE/UNIT                                               $94,675
CUT-OFF DATE LTV                                                          78.0%
MATURITY DATE LTV                                                         70.4%
UW DSCR ON NCF                                                            1.23x

--------------------------------------------------------------------------------


                                [PHOTO OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                       Sherman Oaks, CA
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                169
OCCUPANCY AS OF JUNE 21, 2004                                             93.5%
YEAR BUILT / YEAR RENOVATED                                         1964 / 2003
APPRAISED VALUE                                                     $20,500,000
PROPERTY MANAGEMENT                                   Resource Properties, Inc.
UW ECONOMIC OCCUPANCY                                                     93.2%
UW REVENUES                                                          $2,182,470
UW TOTAL EXPENSES                                                      $750,073
UW NET OPERATING INCOME (NOI)                                        $1,432,397
UW NET CASH FLOW (NCF)                                               $1,398,597

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                     SUMMER VIEW AT SHERMAN OAKS APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                       UNIT MIX
--------------------------------------------------------------------------------------
                              APPROXIMATE
                     NO. OF    UNIT SIZE   APPROXIMATE
      UNIT MIX        UNITS      (SF)       NRA (SF)    % OF NRA       RENTAL RATE
--------------------------------------------------------------------------------------
Studio ............      2         500         1,000        1.0%    $          1,000
1 BR/1 BA .........    158         588        92,904       92.5     $          1,145
1 BR/1 BA .........      8         682         5,456        5.4     $          1,200
2 BR/2 BA .........      1       1,100         1,100        1.1     $          1,725
                       ---                    ------      -----
                       169         594       100,460      100.0%    $ 1,149/$1.93/SF
                       ===                   =======      =====
--------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         VALLEY CENTER TOWERS -- PHASE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $16,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.5%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                         A.L. Walburg and James L. Apple
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                             6.200%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 360
LOCKBOX                                                               Springing

UP-FRONT RESERVES
   TAX/INSURANCE              Yes
   OCCUPANCY(1)               $2,404,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE              Yes
   REPLACEMENT                $726
   TI/LC(2)                   $9,474

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $16,000,000
CUT-OFF DATE BALANCE/SF                                                    $129
CUT-OFF DATE LTV                                                          73.3%
MATURITY DATE LTV                                                         63.9%
UW DSCR ON NCF                                                           1.25 x

--------------------------------------------------------------------------------

(1) Borrower provided letters of credit with $2,259,000 to be released upon one or more tenants having taken occupancy and paying unabated rent of not less than $150,000 annually, and $145,000 to be released upon the expiration of the FDIC free rent period in March 2005.

(2)  Capped at $300,000.



                                [PHOTO OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Murray, UT
PROPERTY TYPE                                                Office -- Suburban
SIZE (SF)                                                               124,462
OCCUPANCY AS OF JULY 23, 2004                                             82.0%
YEAR BUILT / YEAR RENOVATED                                           2003 / NA
APPRAISED VALUE                                                     $21,825,000
PROPERTY MANAGEMENT                           Walburg Realty & Investment Corp.
UW ECONOMIC OCCUPANCY                                                     81.6%
UW REVENUES                                                          $2,281,452
UW TOTAL EXPENSES                                                      $666,658
UW NET OPERATING INCOME (NOI)                                        $1,614,794
UW NET CASH FLOW (NCF)                                               $1,466,656

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         VALLEY CENTER TOWERS -- PHASE I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                   TENANT SUMMARY
--------------------------------------------------------------------------------------
                                                                  NET      % OF NET
                                               RATINGS(1)       RENTABLE   RENTABLE
                  TENANT                   MOODY'S/S&P/FITCH   AREA (SF)     AREA
--------------------------------------------------------------------------------------
University of Phoenix ...................       NR/NR/NR         57,485       46.2%
Lincoln National Life Insurance Company .       A3/A--/A         23,103       18.6
FDIC ....................................     Aaa/AAA/AAA         9,500        7.6
Axium Health Diabetes Group .............       NR/NR/NR          9,317        7.5
Kaleel Deli .............................       NR/NR/NR          1,642        1.3
Non-major tenants .......................                         1,067        0.9
Vacant ..................................                        22,348       18.0
                                                                 ------      -----
TOTAL ...................................                       124,462      100.0%
                                                                =======      =====
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   TENANT SUMMARY
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                            ACTUAL                   ACTUAL      DATE OF LEASE
                  TENANT                   RENT PSF   ACTUAL RENT     RENT         EXPIRATION
-------------------------------------------------------------------------------------------------
University of Phoenix ...................  $ 23.00    $1,322,155       58.0%            May 2013
Lincoln National Life Insurance Company .  $ 23.00       531,369       23.3   Multiple Spaces(2)
FDIC ....................................  $ 19.34       183,730        8.1           March 2009
Axium Health Diabetes Group .............  $ 21.00       195,657        8.6            July 2009
Kaleel Deli .............................  $ 14.62        24,000        1.1           March 2009
Non-major tenants .......................  $ 23.00        24,541        1.1
Vacant ..................................                      0        0.0
                                                      ----------      -----
TOTAL ...................................             $2,281,452      100.0%
                                                      ==========      =====
-------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2) Under the terms of multiple leases, 2,828 square feet expire in August 2008, and 20,275 square feet expire in July 2010.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            THE HARRINGTON APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $15,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                        BNP Residential Properties, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.150%
MATURITY DATE                                                   August 11, 2009
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM / AMORTIZATION                                           60 / 360
REMAINING TERM / AMORTIZATION                                          60 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
  TAX/INSURANCE                     Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                     Yes

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $15,000,000
CUT-OFF DATE BALANCE/UNIT                                               $52,083
CUT-OFF DATE LTV                                                          72.8%
MATURITY DATE LTV                                                         68.5%
UW DSCR ON NCF                                                            1.28x

--------------------------------------------------------------------------------



                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                          Charlotte, NC
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                288
OCCUPANCY AS OF JUNE 23, 2004                                             95.5%
YEAR BUILT / YEAR RENOVATED                                           1997 / NA
APPRAISED VALUE                                                     $20,600,000
PROPERTY MANAGEMENT               BNP Residential Properties Limited Partnership
UW ECONOMIC OCCUPANCY                                                     88.2%
UW REVENUES                                                          $2,478,425
UW TOTAL EXPENSES                                                    $1,165,998
UW NET OPERATING INCOME (NOI)                                        $1,312,427
UW NET CASH FLOW (NCF)                                               $1,254,827

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            THE HARRINGTON APARTMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                              UNIT MIX
----------------------------------------------------------------------------------------------------
                         NO. OF       APPROXIMATE      APPROXIMATE
       UNIT MIX           UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RATE
----------------------------------------------------------------------------------------------------
1 BR/1 BA ...........      103             812            83,664         26.0%      $          642
2 BR/2 BA ...........      140           1,219           170,620         53.1       $          823
3 BR/2 BA ...........       39           1,450            56,550         17.6       $          922
3 BR/2.5 BA .........        6           1,726            10,356          3.2       $        1,355
                           ---                           -------        -----
                           288           1,115           321,190        100.0%      $ 783/$0.70/SF
                           ===                           =======        =====
----------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                HOT SPRINGS MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $15,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                    Aronov Capital, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            6.120%
MATURITY DATE                                                   August 11, 2014
AMORTIZATION TYPE                                                       Balloon
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         120 / 360
LOCKBOX                                                                    None

UP-FRONT RESERVES
   TAX/INSURANCE          Yes
   ENGINEERING            $6,250
   RENOVATION(1)          $1,493,750

ONGOING MONTHLY RESERVES
   TAX/INSURANCE          Yes
   REPLACEMENT            $4,780
   TI/LC(2)               Springing

ADDITIONAL FINANCING                                      Future Mezzanine Debt
                                              and/or Future Secured Subordinate
                                                                 Debt Permitted
CUT-OFF DATE BALANCE                                                $15,000,000
CUT-OFF DATE BALANCE/SF                                                     $47
CUT-OFF DATE LTV                                                           74.3%
MATURITY DATE LTV                                                          63.2%
UW DSCR ON NCF                                                            1.49x

--------------------------------------------------------------------------------

(1) Established as a general reserve to address any potential future upfit, tenant improvements, leasing commissions, lighting, flooring or general improvements the borrower may construct at the Mortgaged Property.

(2) In the event either of the two anchor tenants which are part of the collateral give notice that they are not renewing their leases within 12 months of the related lease expiration dates, the borrower will begin escrowing $19,815.55 monthly for up to 12 months, capped at $237,787 for the JC Penney space and $10,000 monthly for up to 12 months, capped at $100,000 for the Sears space.


                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                        Hot Springs, AR
PROPERTY TYPE                                                Retail -- Anchored
SIZE (SF)                                                               318,645
OCCUPANCY AS OF JUNE 25, 2004                                             80.0%
YEAR BUILT / YEAR RENOVATED                                           1981 / NA
APPRAISED VALUE                                                     $20,200,000
PROPERTY MANAGEMENT                              Aronov Realty Management, Inc.
UW ECONOMIC OCCUPANCY                                                     82.4%
UW REVENUES                                                          $3,353,351
UW TOTAL EXPENSES                                                    $1,514,500
UW NET OPERATING INCOME (NOI)                                        $1,838,851
UW NET CASH FLOW (NCF)                                               $1,630,035

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                                HOT SPRINGS MALL
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                              % OF
                                          RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
               TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------
ANCHOR TENANTS -- ANCHOR OWNED
Dillard's .........................      B2/BB/BB-         71,881               ANCHOR OWNED -- NOT PART OF COLLATERAL
                                                           ------
 TOTAL ANCHOR OWNED ...............                        71,881
ANCHOR TENANTS -- COLLATERAL
Sears .............................     Baa1/BBB/BBB       70,480       22.1%   $  1.70    $   119,816       5.8%     March 2007
JC Penney .........................      Ba3/BB+/BB        67,553       21.2    $  3.50        236,436      11.4   February 2007
                                                           ------   --------               -----------     -----
 TOTAL ANCHOR TENANTS .............                       138,033       43.3%   $  2.58    $   356,252      17.3%
TOP 5 TENANTS
Fye Music & Movies ................       NR/NR/NR         12,716        4.0%   $ 10.00    $   127,160       6.2%   January 2010
Trevors ...........................       NR/NR/NR         10,384        3.3    $  5.78         60,020       2.9      March 2005
The Shoe Dept .....................       NR/NR/NR          6,360        2.0    $ 10.00         63,600       3.1    January 2009
Coach House Gifts .................       NR/NR/NR          6,320        2.0    $ 11.00         69,520       3.4    January 2007
El Chico ..........................       NR/NR/NR          5,734        1.8    $ 10.00         57,340       2.8   December 2006
                                                          -------   --------               -----------     -----
 Total Top 5 Tenants ..............                        41,514       13.0%   $  9.10    $   377,640      18.3%
Non-Major Tenants .................                        82,877       26.0    $ 16.06      1,331,182      64.5
                                                          -------   --------               -----------     -----
OCCUPIED COLLATERAL TOTAL .........                       262,424       82.4%   $  7.87    $ 2,065,073     100.0%
                                                                                           ===========     =====
Vacant space ......................                        56,221       17.6
                                                          -------   --------
COLLATERAL TOTAL ..................                       318,645      100.0%
                                                                    ========
PROPERTY TOTAL ....................                       390,526
                                                          =======
---------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            CARRIAGE CLUB APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $14,900,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                                        BNP Residential Properties, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.150%
MATURITY DATE                                                     July 11, 2009
AMORTIZATION TYPE                                                       Balloon
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM / AMORTIZATION                                           60 / 360
REMAINING TERM /                                                       59 / 360
MORTIZATION
LOCKBOX                                                                    None

UP-FRONT RESERVES
   TAX/INSURANCE                Yes

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                Yes

ADDITIONAL FINANCING                                                       None
CUT-OFF DATE BALANCE                                                $14,900,000
CUT-OFF DATE BALANCE/UNIT                                               $55,597
CUT-OFF DATE LTV                                                          75.1%
MATURITY DATE LTV                                                         70.6%
UW DSCR ON NCF                                                            1.29x

--------------------------------------------------------------------------------


                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                        Mooresville, NC
PROPERTY TYPE                                       Multifamily -- Conventional
SIZE (UNITS)                                                                268
OCCUPANCY AS OF JUNE 23, 2004                                             93.7%
YEAR BUILT / YEAR RENOVATED                                           2000 / NA
APPRAISED VALUE                                                     $19,850,000
PROPERTY MANAGEMENT                            BNP Residential Properties, Inc.
UW ECONOMIC OCCUPANCY                                                     81.4%
UW REVENUES                                                          $2,083,704
UW TOTAL EXPENSES                                                      $771,403
UW NET OPERATING INCOME (NOI)                                        $1,312,301
UW NET CASH FLOW (NCF)                                               $1,258,701

--------------------------------------------------------------------------------

NOTES:


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14


--------------------------------------------------------------------------------
                            CARRIAGE CLUB APARTMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                              UNIT MIX
----------------------------------------------------------------------------------------------------
                         NO. OF       APPROXIMATE      APPROXIMATE
       UNIT MIX           UNITS     UNIT SIZE (SF)      NRA (SF)      % OF NRA        RENTAL RATE
----------------------------------------------------------------------------------------------------
1 BR / 1 BA .........      110             766            84,246         33.3%      $          683
2 BR / 2 BA .........      136           1,051           142,928         56.5       $          825
3 BR / 2 BA .........       22           1,179            25,940         10.2       $          958
                           ---                           -------        -----
                           268             944           253,114        100.0%      $ 777/$0.82/SF
                           ===                           =======        =====
----------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                       GLASSHOUSE SQUARE SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $14,487,259
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                              Yoel Iny and Noam Schwartz
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.775%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                           ARD
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 359
LOCKBOX                                                               Springing

UP-FRONT RESERVES
  TAX/INSURANCE                Yes
  ENGINEERING                  $22,846
  TI/LC(1)                     $150,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                Yes
  TI/LC(1)(2)                  $4,167
  REPLACEMENT                  $2,624

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $14,487,259
CUT-OFF DATE BALANCE/SF                                                    $142
CUT-OFF DATE LTV                                                          65.9%
MATURITY DATE LTV                                                         55.5%
UW DSCR ON NCF                                                            1.46x

--------------------------------------------------------------------------------

(1) Reserve to be used in the event either Gold's Gym or Staples vacates their respective space, and released upon Staples exercising its renewal option to extend its lease beyond July 2014 or a replacement tenant taking occupancy and commencing payments of full, unabated rent under the same lease terms.

(2)  Capped at $400,000.


                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                          San Diego, CA
PROPERTY TYPE                                                Retail -- Anchored
SIZE (SF)                                                               101,893
OCCUPANCY AS OF JUNE 8, 2004                                               98.8%
YEAR BUILT / YEAR RENOVATED                                         1981 / 2004
APPRAISED VALUE                                                     $22,000,000
PROPERTY MANAGEMENT                                        Great American Homes
UW ECONOMIC OCCUPANCY                                                      93.0%
UW REVENUES                                                          $2,071,309
UW TOTAL EXPENSES                                                      $500,558
UW NET OPERATING INCOME (NOI)                                        $1,570,751
UW NET CASH FLOW (NCF)                                               $1,491,286

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                       GLASSHOUSE SQUARE SHOPPING CENTER
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     TENANT SUMMARY
-----------------------------------------------------------------------------------------
                                            RATINGS(1)      NET RENTABLE      % OF NET
                TENANT                  MOODY'S/S&P/FITCH     AREA (SF)    RENTABLE AREA
-----------------------------------------------------------------------------------------
Sports Arena Fitness (Gold's Gym) ....       NR/NR/NR           33,966          33.3%
Staples ..............................    Baa2/BBB-/BBB         27,848          27.3
CEC Entertainment, Inc. ..............      NR/NR/BBB-          11,523          11.3
Sleep Train ..........................       NR/NR/NR            8,300           8.1
Ultrazone ............................       NR/NR/NR            5,579           5.5
Non-major tenants ....................                          13,477          13.2
Vacant ...............................                           1,200           1.2
                                                                ------         -----
TOTAL ................................                         101,893         100.0%
                                                               =======         =====
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                     TENANT SUMMARY
-------------------------------------------------------------------------------------------------
                                         ACTUAL                  % OF ACTUAL     DATE OF LEASE
                TENANT                  RENT PSF   ACTUAL RENT       RENT          EXPIRATION
-------------------------------------- ---------- ------------- ------------- -------------------
Sports Arena Fitness (Gold's Gym) .... $ 13.46     $  457,320        25.8%    Multiple Spaces(2)
Staples .............................. $ 14.30        398,232        22.4            August 2011
CEC Entertainment, Inc. .............. $ 15.40        177,456        10.0             April 2013
Sleep Train .......................... $ 22.20        184,260        10.4            August 2012
Ultrazone ............................ $ 19.34        107,880         6.1            August 2006
Non-major tenants .................... $ 33.32        449,064        25.3
Vacant ...............................                      0         0.0
                                                   ----------       -----
TOTAL ................................             $1,774,212       100.0%
                                                   ==========       =====
-----------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2) Under the terms of multiple leases, 4,366 square feet expire in February 2010 and 29,600 square feet expire in February 2019.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            WESTON COMMERCIAL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $12,989,840
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                         Kenneth Edelman
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            6.220%
MATURITY DATE                                                     July 11, 2014
AMORTIZATION TYPE                                                           ARD
ORIGINAL TERM / AMORTIZATION                                          120 / 360
REMAINING TERM / AMORTIZATION                                         119 / 359
LOCKBOX                                                               Springing

UP-FRONT RESERVES
  TAX/INSURANCE                  Yes

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                  Yes
  TI/LC*                         $6,250
  REPLACEMENT                    $315

ADDITIONAL FINANCING                            Future Mezzanine Debt Permitted

CUT-OFF DATE BALANCE                                                $12,989,840
CUT-OFF DATE BALANCE/SF                                                    $116
CUT-OFF DATE LTV                                                          71.4%
MATURITY DATE LTV                                                         61.0%
UW DSCR ON NCF                                                            1.29x

--------------------------------------------------------------------------------

*    Capped at $300,000.


                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                             Weston, FL
PROPERTY TYPE                                          Mixed Use -- Office/Flex
SIZE (SF)                                                               111,989
OCCUPANCY AS OF JUNE 1, 2004                                              98.7%
YEAR BUILT / YEAR RENOVATED                                           2001 / NA
APPRAISED VALUE                                                     $18,200,000
PROPERTY MANAGEMENT                                                Self-managed
UW ECONOMIC OCCUPANCY                                                     92.5%
UW REVENUES                                                          $2,286,979
UW TOTAL EXPENSES                                                      $875,098
UW NET OPERATING INCOME (NOI)                                        $1,411,881
UW NET CASH FLOW (NCF)                                               $1,236,750

--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                            WESTON COMMERCIAL CENTER
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     TENANT SUMMARY
-----------------------------------------------------------------------------------------
                                                                   NET          % OF
                                                 RATINGS         RENTABLE   NET RENTABLE
                  TENANT                    MOODY'S/S&P/FITCH   AREA (SF)       AREA
------------------------------------------ ------------------- ----------- --------------
Park Avenue Gymnastics at Weston .........       NR/NR/NR         12,000         10.7%
St. Katherine Drexel Catholic Church .....       NR/NR/NR         10,934          9.8
Chung's Tae Kwon Do Center ...............       NR/NR/NR          6,045          5.4
Arvida/JMB Partners ......................       NR/NR/NR          5,937          5.3
Piazza Benvenuto .........................       NR/NR/NR          4,980          4.4
Non-major tenants ........................                        70,593         63.0
Vacant ...................................                         1,500          1.3
                                                                  ------        -----
TOTAL ....................................                       111,989        100.0%
                                                                 =======        =====
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                     TENANT SUMMARY
--------------------------------------------------------------------------------------------------
                                              ACTUAL
                                               RENT                       % OF      DATE OF LEASE
                  TENANT                       PSF      ACTUAL RENT   ACTUAL RENT     EXPIRATION
--------------------------------------------------------------------------------------------------
Park Avenue Gymnastics at Weston .........   $ 10.13    $  121,560         6.2%     November 2010
St. Katherine Drexel Catholic Church .....   $ 10.82       118,306         6.0         March 2007
Chung's Tae Kwon Do Center ...............   $ 11.00        66,495         3.4         April 2011
Arvida/JMB Partners ......................   $  8.75        51,949         2.6     September 2004
Piazza Benvenuto .........................   $ 14.00        69,720         3.5      February 2009
Non-major tenants ........................   $ 21.80     1,539,027        78.2
Vacant ...................................                       0         0.0
                                                        ----------       -----
TOTAL ....................................              $1,967,057       100.0%
                                                        ==========       =====
--------------------------------------------------------------------------------------------------


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         ELMBROOK PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                                $12,850,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                     J. Peter Jungbacker
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.410%
MATURITY DATE                                                     June 11, 2009
AMORTIZATION TYPE                                                           ARD
INTEREST ONLY PERIOD                                                         12
ORIGINAL TERM / AMORTIZATION                                           60 / 360
REMAINING TERM / AMORTIZATION                                          58 / 360
LOCKBOX                                                               Springing

UP-FRONT RESERVES
   INSURANCE                        Yes
   ENGINEERING                      $5,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                    Yes
   REPLACEMENT                      $756

ADDITIONAL FINANCING                                                       None

CUT-OFF DATE BALANCE                                                $12,850,000
CUT-OFF DATE BALANCE/SF                                                     $58
CUT-OFF DATE LTV                                                          78.4%
MATURITY DATE LTV                                                         74.0%
UW DSCR ON NCF                                                            1.36x

--------------------------------------------------------------------------------


                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                         Brookfield, WI
PROPERTY TYPE                                                Retail -- Anchored
SIZE (SF)                                                               219,665
OCCUPANCY AS OF MAY 13, 2004                                              97.9%
YEAR BUILT / YEAR RENOVATED                                         1958 / 2002
APPRAISED VALUE                                                     $16,400,000
PROPERTY MANAGEMENT                                        Olympic Realty Corp.
UW ECONOMIC OCCUPANCY                                                     95.0%
UW REVENUES                                                          $1,955,521
UW TOTAL EXPENSES                                                      $658,529
UW NET OPERATING INCOME (NOI)                                        $1,296,992
UW NET CASH FLOW (NCF)                                               $1,181,996

--------------------------------------------------------------------------------

NOTES:


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14

--------------------------------------------------------------------------------
                         ELMBROOK PLAZA SHOPPING CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                  TENANT SUMMARY
------------------------------------------------------------------------------------
                                                            NET
                                          RATINGS*        RENTABLE      % OF NET
TENANT                               MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA
------------------------------------------------------------------------------------
 Kohl's Dept Store ................       A3/A-/A         127,987         58.3%
 G&R - 124 Street Foods, Inc. .....       NR/NR/NR         46,929         21.4
 Occucenter .......................       NR/NR/NR         11,000          5.0
 G&K Dance Studio .................       NR/NR/NR          5,000          2.3
 Bigsby's Sewing Center ...........       NR/NR/NR          4,445          2.0
 Non-major tenants ................                        19,784          9.0
 Vacant ...........................                         4,520          2.1
                                                          -------        -----
 TOTAL ............................                       219,665        100.0%
                                                          =======        =====
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                  TENANT SUMMARY
-----------------------------------------------------------------------------------------
                                      ACTUAL
                                       RENT                   % OF ACTUAL   DATE OF LEASE
TENANT                                  PSF     ACTUAL RENT       RENT       EXPIRATION
-----------------------------------------------------------------------------------------
 Kohl's Dept Store ................  $  3.01    $  384,860        29.6%       March 2013
 G&R - 124 Street Foods, Inc. .....  $  6.75       316,771        24.3        April 2014
 Occucenter .......................  $ 14.00       154,000        11.8         June 2009
 G&K Dance Studio .................  $ 14.00        70,000         5.4      January 2008
 Bigsby's Sewing Center ...........  $ 13.50        60,008         4.6     November 2006
 Non-major tenants ................  $ 15.95       315,525        24.2
 Vacant ...........................                      0         0.0
                                                ----------       -----
 TOTAL ............................             $1,301,163       100.0%
                                                ==========       =====
-----------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans. See Annex A-6 to the preliminary prospectus supplement for certain information related to the FBI Field Office--Baltimore, MD Loan monthly debt service.

o    SIGNIFICANT SPONSOR CONCENTRATIONS.

                                                                          AGGREGATE        % OF
                                      # OF                                 CUT-OFF       CUT-OFF
                                     LOANS/             LOAN                 DATE       DATE POOL    CUT-OFF              MORTGAGE
SPONSOR                            PROPERTIES          NUMBERS             BALANCE       BALANCE    DATE LTV     DSCR       RATE
--------------------------------- ------------ ----------------------  --------------- ----------- ---------- ---------- ----------
GGP Limited Partnership .........       1/1              1              $149,846,169       13.7%       63.8%      1.64x     5.150%
Donal P. Barry and                    10/10    10,11,14,21,22,51,57     $111,152,524       10.1%       78.4%      1.23x     5.300%
 James W. Purcell ...............                  75,79 and 80
Tamir Sapir .....................       1/1              2              $ 82,000,000        7.5%       54.7%      1.81x     5.304%
The Kan Am Group ................       1/1              3              $ 71,500,000        6.5%       65.0%      1.69x     5.680%

o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing approximately 10.8% of the Cut-Off Date Pool Balance, are each cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the mortgagee's prior consent. In addition to the loans described below under "Co-Lender Loans", in the case of 4 Mortgage Loans, representing 3.6% of the Cut-Off Date Pool Balance, the related loan documents provide that the borrower may incur additional secured debt with the consent of the mortgagee. In addition, with respect to 1 Mortgage Loan, representing 1.4% of the Cut-Off Date Pool Balance, the loan documents provide that under certain circumstances (a) the related borrower may encumber the related Mortgaged Property with subordinate debt in the future and/or (b) the entities with a controlling ownership interest in the related borrower may pledge their interest in the borrower as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the mortgagee. With respect to 14 Mortgage Loans, representing approximately 32.1% of the Cut-Off Date Pool Balance, the related mortgage loan documents provide that, under certain circumstances, ownership interests in the related borrowers may be pledged as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the related mortgagee. In addition, substantially all of the Mortgage Loans permit the related borrower to incur limited indebtedness in the ordinary course of business or for capital expenditures that is not secured by the related Mortgaged Property. With respect to 2 Mortgage Loans, representing 7.2% of the Cut-Off Date Pool Balance, the related borrower has existing unsecured subordinate debt to affiliates. Furthermore, certain of the Mortgage Loans do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity.


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------

o CO-LENDER LOANS. Seven (7) companion loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. In addition, 1 companion loan is included in the trust fund, however, it is not pooled with the other collateral in the trust fund. Such Mortgage Loans (the "Co-Lender Loans") (identified as loan numbers 1, 2 and 42 on Annex A-1 to the preliminary prospectus supplement) have a Cut-Off Date Balance of $238,954,653 representing 21.8% of the Cut-Off Date Pool Balance. Each Co-Lender Loan and its related companion loan(s) are cross-defaulted. No companion loan is part of the trust fund (other than the Park Place Mall Subordinate Loan). Each Co-Lender Loan is subject to the terms of an intercreditor agreement. One of these Co-Lender Loans (the "11 Madison Avenue Loan") is part of a split loan structure where 3 companion loans that are part of this split loan structure are pari passu in right of entitlement to payment with the 11 Madison Avenue Loan (the "11 Madison Avenue Pari Passu Loans") and 3 companion loans that are part of this split loan structure are subordinate in certain respects to the 11 Madison Avenue Loan and the 11 Madison Avenue Pari Passu Loans. The 11 Madison Avenue Loan will be split into a pooled component and a non-pooled component. The pooled component of the 11 Madison Avenue Loan will represent 7.5% of the Cut-Off Date Pool Balance. The Certificates (other than the Class MAD and Class PP Certificates) will be entitled to distributions from the 11 Madison Avenue Pooled Component. With respect to the other Co-Lender Loans (the "Park Place Mall Loan" and the "Pointe West Office Building Loan", respectively), the holders of the companion loans have agreed to subordinate their interest in certain respects to the related Co-Lender Loans, but will have certain rights relating to the servicing and special servicing of the related companion loans. With respect to the Park Place Mall Loan, the related companion loan will be an asset of the trust but amounts collected in respect of Park Place Mall Subordinate Loan will only be available to make payments to the Class PP Certificates. One (1) of the 11 Madison Avenue Pari Passu Loans is owned by the trust formed by the 2004-C10 Pooling and Servicing Agreement, 1 of the 11 Madison Avenue Pari Passu Loans is owned by the trust formed by the 2004-C11 Pooling and Servicing Agreement and 1 of the Madison Avenue Pari Passu Loans is owned by the trust formed by the 2004-C12 Pooling and Servicing Agreement. The 11 Madison Avenue Loan and its related companion loans will be serviced pursuant to the 2004-C10 Pooling and Servicing Agreement. With respect to the 11 Madison Whole Loan, the 2004-C10 Master Servicer is Wachovia Bank, National Association and the 2004-C10 Special Servicer is Wachovia Bank, National Association.

o ENVIRONMENTAL CONSIDERATIONS. With respect to 1 Mortgage Loan, representing approximately 0.6% of the Cut-Off Date Pool Balance, the related borrower was required to obtain an environmental insurance policy with respect to the related Mortgaged Property in lieu of providing an environmental indemnity. Such policy was issued by a subsidiary of Steadfast Insurance Company, a member company of the Zurich-American Insurance Group, which, as of July 30, 2004, had a financial strength rating of "A+" from S&P. Such policy has a limit of liability in an amount greater than or equal to the full principal amount of the applicable loan with no deductibles. See "RISK FACTORS--Environmental Laws May Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement for more information.


                                      NOTES


This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C14
--------------------------------------------------------------------------------



                       THIS PAGE INTENTIONALLY LEFT BLANK



This material is for your private information, and none of Wachovia Capital Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                      RBS GREENWICH CAPITAL